                                                                   Exhibit 10.40

                                                                  EXECUTION COPY



          ************************************************************

                     PIEDMONT COCA-COLA BOTTLING PARTNERSHIP

                                   as Borrower

                                 ---------------

                                 LOAN AGREEMENT


                            Dated as of May 28, 1996

                                 ---------------

                  The financial institutions identified herein
                                    as Banks

                                 ---------------

                               LTCB TRUST COMPANY

                                    as Agent

                                 ---------------

                         CREDIT LYONNAIS ATLANTA AGENCY
                        DEUTSCHE BANK AG, NEW YORK BRANCH
                    DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, and
              THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY

                                  as Co-Agents

          ************************************************************

            LOAN AGREEMENT, dated as of May 28, 1996, among PIEDMONT COCA-COLA BOTTLING PARTNERSHIP, a general partnership duly organized and validly existing under the laws of the State of Delaware (the "Company"); the financial
                                              -------
institutions named herein as lenders (the "Banks"); LTCB TRUST COMPANY, a trust
                                           -----
company organized under the laws of the State of New York, as agent on behalf of the Banks (in such capacity, the "Agent"); and CREDIT LYONNAIS ATLANTA AGENCY,
                                  -----
DEUTSCHE BANK AG, NEW YORK BRANCH, DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, CAYMAN ISLANDS BRANCH and THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY as co-agents (in such capacity, the "Co-Agents").
                                  ---------

            WHEREAS, the Company has requested the Banks to make term loans to the Company in an aggregate principal amount up to but not exceeding $195,000,000 for the purpose of refinancing certain existing indebtedness of the Company and for other general corporate purposes of the Company;

            WHEREAS, the Banks are willing to make such loans to the Company on the terms and conditions of this Agreement; and

            WHEREAS, the Agent has been requested to act as agent for the Banks, and the Agent is willing to act as such agent on the terms and conditions of this Agreement,

            NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

            Section 1.  Definitions and Accounting Matters.
                        ----------------------------------

            1.01   Certain Defined Terms. As used herein, the following terms
                   ---------------------
shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Agreement in the singular shall have the same meanings when used in the plural and vice versa):
                            ---- -----

            "Affiliate" shall mean, as to any Person, any Subsidiary of such
             ---------
Person and any other Person which, directly or indirectly, controls, is controlled by, or is under direct or indirect common control with, such Person. For purposes of this definition "control" of a Person means the possession,
                                 -------
directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
                                                     -----------
"controlled" have corresponding meanings. Each of the Partners, Consolidated and
 ----------
Coca-Cola in any event shall be deemed to be Affiliates of the Company.

            "Applicable Lending Office" shall mean, for any Bank, the Lending
             -------------------------
Office or Lending Offices of such Bank (or of an affiliate of such Bank) designated on the signature pages hereof or such other office or offices of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Company and the Agent in writing as the office or offices at which all or a portion of its LIBOR Loans or its Base Rate Loans, as the case may be, are to be made and maintained.

            "Applicable Margin" shall mean, for any day, the percentage rate per
             -----------------
annum set forth below in the column below such term in the row corresponding to the "Level" status in existence on such day:

                                                        Applicable Margin
                                                        -----------------

            Level 1                                           0.50%
            Level 2                                           0.60%
            Level 3                                           0.75%
            Level 4                                   (Post-Default Rate).

Each change in the Applicable Margin resulting from a change in the Level status (which shall change simultaneously with a change in the Company's Corporate Credit Rating) shall take effect on the earlier of (i) the date on which the Company is required to give notice of such change to the Agent and the Banks pursuant to Section 8.01 (g) hereof, and (ii) the date on which the Agent and the Banks receive such notice; provided, that if at any time any notice from the
                               --------
Company to the Agent pursuant to Sections 8.01 (c) or (g) indicates that the Corporate Credit Rating of the Company changed on a date prior to the date of such notice, such change shall be effective with regard to the Applicable Margin as follows:

                   (i) if such notice was received by the Agent and the Banks on a timely basis as required by said Sections 8.01(c) or (g), any change in the Applicable Margin by reason of such notice shall be effective on the date of the Agent's receipt of such notice; and

                   (ii) if such notice was not received by the Agent and the
            Banks on a timely basis as required by said Sections 8.01 (c) or
            (g), then without prejudice to any other remedies that the Agent or any Bank may have, (A) if such notice indicates that there should have been an increase in the Applicable Margin, such increase shall be retroactive to the date on which such notice was required to have been delivered pursuant to the respective Section, and (B) if such notice indicates that there should have been a decrease in the Applicable Margin, such decrease shall be effective on the date of the Agent's receipt of such notice.

            "Base Rate" shall mean, for any day, a rate per annum equal to the
             ---------
higher of (i) the Prime Rate for such day or (ii) the sum of 1% plus the Federal Funds Effective Rate for such day. Each change in the Base Rate resulting from a change in the Prime Rate or the Federal Funds Effective Rate shall take effect on the date when such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be, occurs.

            "Base Rate Loan" shall mean a Loan made or to be made by a Bank
             --------------
bearing interest on the basis of the Base Rate in accordance with Section 3.02(a)(ii) hereof.

            "Business Day" shall mean any day (but not a Saturday or Sunday) on
             ------------
which commercial banks are not authorized or required to close in New York City, and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

            "Capital Stock", as applied to the stock of any Corporation, shall
             -------------
mean the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such Corporation.

            "Carolina" shall mean Carolina Coca-Cola Bottling Investments, Inc.,
             --------
a Delaware corporation and a wholly-owned Subsidiary of Coca-Cola, and its successors.

            "Coca-Cola" shall mean The Coca-Cola Company, a Delaware
             ---------
corporation, and its successors.

            "Coca-Cola Ventures" shall mean Coca-Cola Ventures, Inc., a Delaware
             ------------------
corporation and a wholly-owned Subsidiary of Consolidated, and its successors.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.
             ----

            "Commitment" shall mean, with respect to each Bank, the obligation
             ----------
of such Bank to make a Loan to the Company on the borrowing date pursuant to
Section 2.01 hereof, such Loan to be in a principal amount up to but not exceeding the amount set forth opposite such Bank's name on the signature pages hereof, on the terms and conditions of this Agreement.

            "Commitment Termination Date" shall mean June 30,1996.
             ---------------------------

            "Common Stock" shall mean, with respect to any Person, any and all
             ------------
Capital Stock of such Person that is not Preferred Stock. In the case of Consolidated, all Common Stock is, on the date hereof, designated "Common Stock", "Class B Common Stock" and "Class C Common Stock".

            "Consolidated" shall mean Coca-Cola Bottling Co. Consolidated, a
             ------------
Delaware corporation, and its successors.

            "Container Supply Cooperatives" shall mean Southeastern Container,
             -----------------------------
Inc., a North Carolina corporation, and each other cooperative Corporation or other Person in which the Company holds Equity Interests, that supplies cans and other containers to the Company.

            "Corporate Credit Rating" shall mean S&P's "corporate credit
             -----------------------
rating", which rating (i) is S&P's most widely known rating product, (ii) describes a company's overall creditworthiness, (iii) applies to all of such Company's senior unsecured debt obligations, whether short-term or long-term, without the benefit of any third-party credit enhancement (including, without limitation, the Loans under this Agreement) and (iv) is currently denoted by the symbols "AAA", "AA", "A", "BBB", "BB" and the like.

            "Corporation" includes corporations, associations, companies,
             -----------
limited liability companies and business trusts.

            "Default" shall mean an Event of Default or an event which with
             -------
notice or lapse of time or both would become an Event of Default.

            "Disposition" shall mean any sale, assignment, lease, sublease or
             -----------
other disposition of any asset, revenue or other property (including, without limitation, any such transaction effected by way of merger or consolidation by the Company and any investment or other injection of cash into a Subsidiary of the Company or any other Person).

            "Dollars" and "$" shall mean lawful money of the United States of
             -------       -
America.

            "Employee Benefit Plan" shall mean at any time an employee benefit
             ---------------------
plan within the meaning of Section 3(3) of ERISA, providing for current, post-retirement or other benefits, and includes, without limitation, any Multiemployer Plan and any plan subject to Section 4063 of ERISA.

            "Environmental Claims" shall mean any and all administrative,
             --------------------
regulatory or judicial actions, suits, demands, demand letters, directives, claims, Liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or Health Law or any permit issued, or approval given, under any Environmental Law or Health Law, including, without limitation, any of the foregoing (a) for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law or Health Law, and (b) by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with any alleged injury or threat of injury to health, safety or the environment.

            "Environmental Laws" shall mean the Comprehensive Environmental
             ------------------
Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901, et seq., the Clean Air Act, 42 U.S.C. 7401, et seq., the Clean Water Act, 33 U.S.C. 1251, et seq., the Toxic Substances Control Act, 15 U.S.C. 2601, et seq., the Safe Drinking Water Act, 42 U.S.C. 3803, et seq., the Oil Pollution Act of 1990, 33 U.S.C. 2701, et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. 11001, et seq., the Hazardous Material Transportation Act, 49 U.S.C. 1801, et seq., the Occupational Safety and Health Act, 29 U.S.C. 651, et seq., and all other federal, state, local and foreign statutes, laws, ordinances, regulations, rules, codes, binding and enforceable guidelines, binding and enforceable written policies, rules of common law, orders and permits now or hereafter in effect, and any judicial or administrative consent decrees, judgments and interpretations) relating to the protection or clean-up of the environment (or of human health in connection with the environment), employee health and safety, industrial hygiene or Hazardous Materials, or relating to emissions, discharges or other Releases or threatened Releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes or other Hazardous Materials into the environment (including, without limitation, air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, wastes or industrial, toxic or hazardous substances or other Hazardous Materials.

            "Environmental Liabilities" shall mean all liabilities, obligations,
             -------------------------
responsibilities, obligations to conduct Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigations and feasibility studies), fines, penalties, and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future, resulting from any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law or Health Law, arising from on-site environmental, health or safety conditions, or the Release or threatened Release into the environment, as a result of past, present or future operations of the Company or any previous owners or lessees of any properties.

            "Environmental Licenses" shall mean all licenses, approvals,
             ----------------------
notifications, registrations or permits required by applicable Environmental Laws or Health Laws, including, without limitation, all lawful orders and directives of governmental authorities with respect to the foregoing.

            "Equity Interests" of any Person shall mean the aggregate amount
             ----------------
invested in all shares of stock (whether common or preferred), partnership or membership interests in such Person.

            "ERISA" shall mean the Employee Retirement Income Security Act of
             -----
1974, as amended, or any successor statute.

            "ERISA Affiliate" shall mean any member of the ERISA Group and any
             ---------------
other "affiliate" as defined in Section 407(d)(7) of ERISA.

            "ERISA Group" shall mean the Company, Consolidated and all members
             -----------
of a controlled group of Corporations, and all trades or businesses (whether or not incorporated) under common control which, together with the Company and/or Consolidated, are treated as a single employer under Section 414 of the Internal Revenue Code.

            "Euro-Dollar Reserve Percentage" shall mean for any day that
             ------------------------------
percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirement in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

            "Event of Default" shall have the meaning assigned to that term in
             ----------------
Section 9 hereof.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as
             ------------
amended.

            "Executive Committee" shall mean the Executive Committee of the
             -------------------
Company, as provided in the Partnership Agreement.

            "Existing Credit Agreement" shall mean the Credit Agreement, dated
             -------------------------
as of August 31, 1993, among the Company, the financial institutions named therein, and Bank of America, National Trust & Savings Association, as agent on behalf of such banks, as heretofore amended.

            "FDA" shall mean the United States Food and Drug Administration, and
             ---
any successor thereto.

            "Federal Funds Effective Rate" shall mean, for any day, the rate per
             ----------------------------
annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the New York Business Day next succeeding such day; provided that (i) if such day is not a New York Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding New York Business Day as so published on the next succeeding New York Business Day, and (ii) if no such rate is so published on such next succeeding New York Business Day, the Federal Funds Effective Rate for such day shall be the rate per annum determined by the Agent to be the average of the rates quoted to the Agent on such day on such transactions by at least three independent federal funds brokers in New York City selected by the Agent. For purposes of this definition, "New York Business
                                                              -----------------
Day" means any day, except a Saturday, Sunday or other day on which commercial
---
banks in New York City are authorized or required by law to close.

            "GAAP" has the meaning set forth in Section 1.02.
             ----

            "Governmental Authority" shall mean (a) the government of any
             ----------------------
federal, state, municipal or other political subdivision in which property of the Company or any of its Subsidiaries is located and (b) any other government exercising jurisdiction over the Company or any of its Subsidiaries, including all agencies and instrumentalities of such government.

            "Governmental Requirements" shall mean laws, ordinances, statutes,
             -------------------------
codes, rules, regulations, orders, decrees and judgments of any Governmental Authority.

            "Guarantee" by any Person shall mean any obligation, contingent or
             ---------
otherwise, of such Person directly or indirectly guaranteeing or otherwise providing (by direct agreement, by causing a bank to issue a letter of credit, or otherwise) for the payment of any indebtedness, lease, dividend or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) any such indebtedness, lease, dividend or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, accounts, receivables, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise)
or (ii) entered into for the purpose of assuring in any other manner the obligee of such indebtedness, lease, dividend or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (iii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; provided
                                                                        --------
that the term Guarantee shall not include endorsements of instruments for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

            For purposes of this Agreement, the amount of a Guarantee shall be
(A) if such Guarantee states a maximum principal amount of obligations Guaranteed thereby, such maximum principal amount, and (B) if such Guarantee does not state such a maximum principal amount of obligations Guaranteed thereby, the maximum principal amount of all Indebtedness or other obligations that are the subject of such Guarantee from time to time.

            "Hazardous Materials" shall mean (a) any regulated petroleum or
             -------------------
petroleum products, radioactive materials, asbestos that is or could become friable, urea formaldehyde, polychlorinated biphenyls ("PCBs") and any transformers or other equipment that contain dielectric fluid containing PCBs, ammonia- and hydrochloroflurocarbons, radon gas, and (b) any chemicals, flammable materials, acids, solvents, waste waters, and all other materials or substances defined as or included in the definition of "hazardous substances", "hazardous waste", "hazardous materials", "extremely hazardous substances", "restricted hazardous waste", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any applicable Environmental Law or Health Law, and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority under, or which otherwise may form the basis of liability (whether for cleanup or otherwise) under, any Environmental Law or Health Laws.

            "Health Laws" shall mean all Governmental Requirements, whether
             -----------
promulgated by the FDA, any state agency charged with the supervision of public health or related matters or otherwise, in any way relating to the production, marketing or distribution of beverages (including, without limitation, any thereof relating to labeling of containers).

            "Indebtedness" shall mean, with respect to any Person (but without
             ------------
duplication):

            (a) all indebtedness and other obligations of such Person for borrowed money or for the deferred purchase price of property or services, and without duplication, all obligations of such Person evidenced by bonds, debentures, promissory notes or other similar evidences of indebtedness;

            (b) all indebtedness and other obligations of such Person arising under interest rate and currency swaps and other similar hedging arrangements, the full face amount of all bankers acceptances issued for the account of such Person, and the full stated amount of all letters of credit issued for account of such Person and, without duplication, all drafts drawn thereunder, and all obligations of such Person arising in respect of the sale by such Person, with or without recourse, or discount of any notes, leases or accounts receivable of such Person;

            (c) all obligations of such Person under leases or other contractual arrangements which have been, or should be, recorded as capital leases in accordance with GAAP;

            (d) all shares of capital stock and other interests of such Person (or warrants therefor) that are redeemable in whole or in part at the election of the holder thereof for cash or any other property (other than for other shares of capital stock of such Person);

            (e)    all Guarantees of such Person; and

            (f) all indebtedness and other obligations referred to above in clauses (a), (b), (c), (d) or (e) secured by (or for which the holder of such indebtedness or other obligation has a right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, contract rights and accounts receivable) owned by such Person, whether or not such Person has assumed or become liable beyond the value of the property pledged for the payment of such indebtedness or other obligation.

            "Interest Period" shall mean, with respect to each LIBOR Loan, each
             ---------------
successive period commencing on the date on which such Loan is made or converted from a Loan of another Type or (in the case of Interest Periods for such Loan after the initial Interest Period therefor) the last day of the next preceding Interest Period for such Loan, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in Section 3.02(d) hereof, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day, unless such next succeeding Business Day falls in a subsequent calendar month, in which case such Interest Period shall end on the next preceding Business Day; and (ii) each Interest Period which would otherwise commence before and end after the Interim Maturity Date or the Maturity Date shall end on the Interim Maturity Date or the Maturity Date, as the case may be.

            "Interim Maturity Date" shall mean May 28, 2002; provided, that if
             ----------------------                          --------
such date is not a Business Day, the Interim Maturity Date shall be the next succeeding Business Day, unless such next succeeding Business Days falls in a subsequent calendar month, in which case the Interim Maturity Date shall be the next preceding Business Day.

            "Letter of Authorization" has the meaning assigned to that term in
             -----------------------
Section 6.01 (r) hereof.

            "Level" shall mean, for any day, the level set forth below based on
             -----
the Company's Corporate Credit Rating with S&P on such day:

                  Level                     S&P Rating
                  -----                     ----------

                  Level 1                   BBB or higher
                  Level 2                   BBB-
                  Level 3                   BB+
                  Level 4                   Below BB+ or not rated by S&P.

            "LIBOR" shall mean, for any Interest Period, the rate per annum, as
             -----
determined by the Agent (rounded upwards, if necessary, to the nearest 1/16 of 1%) to be the arithmetic mean of the interest rates per annum quoted by each of the Reference Banks at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of such Interest Period for the offering by such Reference Bank to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Loan of such Reference Bank scheduled to be outstanding for such Interest Period; provided that if any Reference Bank is not scheduled to have a Loan outstanding
--------
for such Interest Period, the LIBOR for such Interest Period shall be determined by such Reference Bank by reference to such principal amount as the Agent shall determine. If any Reference Bank does not timely furnish information for determination of the LIBOR for any Interest Period, the Agent shall determine the LIBOR for such Interest Period on the basis of information timely furnished by the remaining Reference Bank or Reference Banks.

            "LIBOR Loan" shall mean a Loan made or to be made by a Bank bearing
             ----------
interest on the basis of LIBOR in accordance with Section 3.02(a)(i) hereof.

            "Lien" shall mean, with respect to any asset, revenue or other
             ----
property, any mortgage, lien, pledge, charge, security interest, attachment, right of set off or other encumbrance of any kind (whether consensual or arising by operation of law) in respect of such asset, revenue or property, the filing of any financing statement or any similar document in any jurisdiction with respect thereto (except for precautionary filings in connection with operating leases of personal property), or any other type of preferential arrangement that has the practical effect of any of the foregoing, and any agreement to grant any of the foregoing. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset, revenue or other property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset, revenue or other property, and any receivable or other account that has been sold with full or partial recourse.

            "Loans(s)" shall mean the loans provided for by Section 2.01 hereof.
             --------

            "Loan Documents" shall mean this Agreement, the Notes and the fee
             --------------
letters dated April 12, 1996 and May 17, 1996 between the Agent and the Company.

            "LTCB" shall mean The Long-Term Credit Bank of Japan, Limited;
             ----
provided, that for purposes of Section 10.04 hereof, "LTCB" shall mean each of
--------
The Long-Term Credit Bank of Japan, Limited and LTCB Trust Company.

            "Management Agreement" shall mean the Management Agreement, made and
             --------------------
entered into as of the 2nd day of July 1993, by and among Consolidated, as Manager, the Company, CCBC of Wilmington, Inc., Carolina, Coca-Cola Ventures and Palmetto Bottling Company, as amended and in effect from time to time.

            "Manager" shall mean the Person from time to time appointed as
             -------
manager of the Company pursuant to the Partnership Agreement.

            "Master Bottling Agreement" has the meaning assigned to that term in
             -------------------------
Section 7.17 hereof.

            "Material Adverse Effect" shall mean a material adverse effect on
             -----------------------
the business, properties, operations, condition (financial or otherwise) results of operations or prospects of the Company, or on the legality, validity or enforceability of this Agreement or the Notes, or on the Company's ability to perform its obligations under this Agreement or the Notes.

            "Maturity Date" shall mean May 28, 2003; provided, that if such date
             -------------                           --------
is not a Business Day, the Maturity Date shall be the next preceding Business
Day.

            "Multiemployer Plan" shall mean, at any time, a Plan defined as such
             ------------------
in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA, and an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding six plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such six-year period.

            "Note(s)" shall mean the promissory notes provided for by Section
             -------
2.06 hereof to further evidence the Loans and, collectively, any promissory note or notes issued in substitution therefor.

            "Occupying Person(s)" shall mean any and all Persons under contract
             -------------------
(either directly or indirectly) with the Company or any of its Subsidiaries or any of the Partners or the Manager and who are constructing, occupying or conducting operations on properties owned or leased by the Company or any of its Subsidiaries.

            "Partners" shall mean, collectively, each of Carolina and Coca-Cola
             --------
Ventures, and any other Person that hereafter becomes a partner in the Company pursuant to the Partnership Agreement or that otherwise owns Voting Interests in the Company.

            "Partnership Agreement" shall mean the Partnership Agreement of
             ---------------------
Carolina Coca-Cola Bottling Partnership dated as of the 2nd day of July 1933 between Carolina Coca-Cola Bottling Ventures, Inc., Coca-Cola Ventures, Inc., Coca-Cola Bottling Co. Affiliated, Inc., Fayetteville Coca-Cola Bottling Company and Palmetto Bottling Company, as amended on August 5, 1993 and August 12, 1993 and as otherwise amended or modified from time to time.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
             ----
entity succeeding to any or all of its functions under ERISA.

            "Permitted Corporate Conversion" has the meaning assigned to that
             ------------------------------
term in Section 8.02(a) hereof.

            "Person" shall mean an individual, a Corporation, a company, a
             ------
limited liability company, a voluntary association, a partnership, a limited liability partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof, or any other type of entity or organization.

            "Plan" shall mean at any time an Employee Benefit Plan which either
             ----
(i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding six years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group, and in any event shall include each Multiemployer Plan.

            "Post-Default Rate" shall mean a rate per annum equal to 2% above
             -----------------
the Base Rate as in effect from time to time

            "Preferred Stock", as applied to the Capital Stock of any
             ---------------
Corporation, shall mean Capital Stock ranking prior to the shares of any other class of Capital Stock of said Corporation as to the payment of dividends or the distribution of assets on any voluntary or involuntary liquidation.

            "Prime Rate" shall mean the rate of interest from time to time
             ----------
announced by LTCB at its New York Branch as its prime commercial lending rate for extensions of credit in Dollars, which rate is not necessarily the lowest rate of interest charged by LTCB. Each change in any interest rate provided for herein or in the Notes based upon the Prime Rate resulting from a change in the Prime Rate shall take effect at the time of such change in the Prime Rate.

            "Reference Banks" shall mean the principal London offices of LTCB,
             ---------------
DG Bank Deutsche Genossenschaftsbank and Credit Lyonnais.

            "Regulation D" shall mean Regulation D of the Board of Governors of
             ------------
the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

            "Regulation G" shall mean Regulation G of the Board of Governors of
             ------------
the Federal Reserve System, as in effect from time to time.

            "Regulation T" shall mean Regulation T of the Board of Governors of
             ------------
the Federal Reserve System, as in effect from time to time.

            "Regulation U" shall mean Regulation U of the Board of Governors of
             ------------
the Federal Reserve System, as in effect from time to time.

            "Regulation X" shall mean Regulation X of the Board of Governors of
             ------------
the Federal Reserve System, as in effect from time to time.

            "Regulatory Change" shall mean (i) any change after the date of this
             -----------------
Agreement in Japanese, United States Federal or state, or foreign law or regulations (including, without limitation, Regulation D) or (ii) the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including LTCB or any of the Banks, of or under any Japanese, United States Federal or state, or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

            "Release" shall mean any release, spilling, leaking, pumping,
             -------
pouring, emitting, emptying, discharging, injecting, escaping, leaching, deposit, dispersal, dumping, disposing or migrating into earth, air, water or other parts of the environment, including, without limitation, the movement of any Hazardous Materials through the air, soil, surface waters, groundwater or property.

            "Remedial Actions" shall mean all actions required by any
             ----------------
Governmental Authority or Environmental Law or Health Law to (i) clean up, remove, treat or in any other way adjust Hazardous Materials in the indoor or outdoor environment; (ii) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

            "Required Banks" shall mean, at any time, Banks then holding 51 % or
             --------------
more of the aggregate outstanding principal amount of the Loans, or if no Loans are then outstanding, which hold 51% or more of the aggregate amount of the Commitments, or if no Loans or Commitments are then outstanding, which held 51 % of more of the aggregate principal amount of the Loans immediately prior to the payment thereof in full.

            "Reserve-Adjusted LIBOR" shall mean, with respect to any Interest
             ----------------------
Period, a rate per annum (expressed as a percentage) equal to LIBOR for such Interest Period, multiplied by a fraction, the numerator of which is 100%, and the denominator of which is 100% minus the Euro-Dollar Reserve Percentage, if any, for such Interest Period.

            "Restricted Payment" shall mean, for any Person, (a) the payment,
             ------------------
distribution or application of its funds or other assets or properties for any dividend or other distribution (in cash, property or obligations) on or with respect to any shares of any class of capital stock, partnership interests, membership interests or other comparable interests (now or hereafter outstanding) of such Person or on any warrants, options or other rights with respect to any such shares or other interests, and (b) the purchase, redemption or other retirement of any such shares, interests, warrants, options or other rights.

            "S&P" shall mean Standard & Poor's, and its successors.
             ---

            "SEC" shall mean the Securities and Exchange Commission, or any
             ---
successor thereto.

            "Senior Financial Officer" shall mean, with respect to the Company,
             ------------------------
the chief financial officer or the treasurer of the Manager.

            "Subsidiary" of any Person shall mean any Corporation, partnership,
             ----------
limited liability company or other entity of which at least a majority of the outstanding Voting Interests is at the time directly or indirectly owned or controlled by such Person and/or one or more of its Subsidiaries.

            "Type" of any Loan refers to such Loan being a LIBOR Loan or a Base
             ----
Rate Loan.

            "Voting Interests" in any Person shall mean securities of or other
             ----------------
ownership interests in such Person having ordinary voting power to elect members of the board of directors, managers, trustees or other persons performing similar functions of such Person.

            "Voting Power" in any Person shall mean the exclusive ability to
             ------------
control, through the ownership of shares of capital stock, partnership interests, membership interests or otherwise, the election of members of the board of directors or other similar governing body of such Person, and the holding of a designated percentage of Voting Power of a Person means the ownership of shares of capital stock, partnership interests, membership interests or other interests of such Person sufficient to control exclusively the election of that percentage of the members of the board of directors or similar governing body of such Person.

            1.02   Accounting Terms. All accounting terms not otherwise defined
                   ----------------
herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles and practices as are generally accepted in the United States at the date of such computation ("GAAP").

            1.03   Compliance Certificates and Opinions. Except as otherwise
                   ------------------------------------
expressly provided by this Agreement, upon any application or request by the Company to the Agent and the Banks to take any action under any provision of this Agreement, the Company shall furnish to the Agent a certificate of a Senior Financial Officer on behalf of the Company stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if reasonably requested by the Agent, an opinion of counsel selected by the Company and satisfactory to the Agent and the Banks stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 1.04 Headings. Article and Section headings and the Table of
                         --------
Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            Section 2.  Commitments and Loans.
                        ---------------------

            2.01   Commitments. Each Bank severally agrees, subject to the terms
                   -----------
and conditions of this Agreement, to make one loan to the Company on any one Business Day on or prior to the Commitment Termination Date, which loan shall be in a principal amount up to but not exceeding the respective Commitment amount specified opposite such Bank's name on the signature pages hereof. The Loans shall be made by the Banks pro rata in accordance with their respective
                           --- ----
Commitments. No portion of the Commitments may be voluntarily reduced or terminated by the Company.

            The obligations of the Banks to make the Loans are several and not joint, and no Bank shall be responsible for the failure of any other Bank to make its Loan hereunder.

            2.02   Borrowing. The Company shall give the Agent written notice of
                   ---------
the requested borrowing of the Loans not later than 10:00 a.m. (New York time) on the date that is not less than three Business Days prior to the date of such requested borrowing. Such notice of borrowing shall specify the aggregate principal amount of the Loans to be borrowed (which shall not, in the aggregate, exceed $195,000,000), the date of borrowing (which shall be a Business Day not later than the Commitment Termination Date), the Type of such Loans (LIBOR or Base Rate) and, if LIBOR Loans, the initial Interest Period that will apply to the Loans. Such notice of borrowing shall be irrevocable and shall be effective upon receipt thereof by the Agent. Promptly after the Agent's receipt of such notice of borrowing, the Agent shall give each Bank notice of the contents thereof and of each Bank's pro
                                                                             ---
rata share (based on the Commitments of the Banks) of the aggregate principal
----
amount of the requested borrowing.

            Not later than 10:00 a.m. New York time on the date of the requested borrowing, each Bank shall make available to the Agent the principal amount of such Bank's Loan to be made as part of such borrowing by paying the same, in Dollars and in immediately available funds, to the Agent's account no. 04-203-606 maintained at Bankers Trust Company, New York, New York, ABA no. 021001033, ref. "Piedmont Coca-Cola Bottling Partnership". Not later than 3:00 p.m. (New York time) on the date of the requested borrowing, the Agent shall, subject to the terms and conditions of this Agreement, make available to the Company the amounts so received from the Banks by depositing the same, in immediately available funds, in the Company's account no. 1863082966 "Piedmont Coca-Cola Bottling Partnership" maintained with Wachovia Bank of North Carolina, N.A., Charlotte, North Carolina, ABA no. 053100494; provided, that,
                                                    --------
notwithstanding the foregoing, the Company hereby irrevocably authorizes and instructs the Agent (A) first, to pay directly to Bank of America, National Trust and Savings Association (pursuant to wire transfer instructions to be notified to the Agent prior to the date of such borrowing) a portion of the proceeds of the Loans in such amount (but not exceeding the aggregate proceeds of the Loans) as may be necessary to repay or prepay (as the case may be) in full, on the borrowing date of the Loans, the principal amount of the loans then outstanding under the Existing Credit Agreement, together with all interest accrued to the date of repayment and all fees and other amounts then due thereunder, for application to such payment or prepayment, and (B) if any proceeds of the Loans remain after making such payment and application, to pay the remaining proceeds of the Loans directly to Consolidated (pursuant to wire transfer instructions to be notified to the Agent prior to the date of such borrowing) for application to the repayment or prepayment of loans outstanding from Consolidated to the Company. The borrowing of the Loans shall terminate any Commitments that remain unborrowed. Any portion of the Commitments not utilized on June 30, 1996 will terminate on such date.

            2.03   Fees. The Company shall pay to the Agent for its own account
                   ----
such fees in such amounts and at the times set forth in the letters dated April 12, 1996 and May 17, 1996 between the Agent and the Company.

            2.04   Lending Offices. Each Bank shall make and maintain its Loans
                   ---------------
at such Bank's Applicable Lending Office(s) or at such other Applicable Lending Office(s) as such Bank may select in accordance with the definition of such term in Section 1.01 hereof.

            2.05   Loan Accounts. Each Bank shall record on its internal records
                   -------------
the amount of the Loans made by it and each payment of principal, interest, fees and other amounts payable by the Company hereunder and under the Notes, and such records shall be reputably presumptive evidence of the Company's obligations in respect of such amounts; provided that the failure of any Bank to make any such recordation
         --------
shall not affect the obligations of the Company hereunder or under the Notes. The Agent also shall record on its internal records the amount of all Loans of the Banks and each payment of principal, interest, fees and other amounts payable by the Company hereunder and under the Notes, and such records shall be reputably presumptive evidence of the Company's obligations in respect of such amounts; provided that the failure of the Agent to make any such recordation
         --------
shall not affect the obligations of the Company hereunder or under the Notes; and provided, further, that in the event of any discrepancy between the records
    --------  -------
of the Agent and the records of any Bank, the records of such Bank shall prevail.

            2.06   Notes.
                   -----

            (a) Without limiting the provisions of Section 2.05 hereof, each Loan made by each Bank shall be further evidenced by a promissory note of the Company in substantially the form of Exhibit A hereto. Each Note to the order of a Bank shall be dated the date of the borrowing of the Loans hereunder, shall be payable to the order of such Bank in a principal amount equal to the amount of such Loan and shall be otherwise duly completed, executed and delivered. Any payments and prepayments made on account of the principal of each Note shall be recorded by the Bank holding such Note on its books and, prior to any transfer of such Note, endorsed by such Bank on the schedule attached to such Note or any continuation thereof; but no failure by such Bank to make, or delay in making, such recording or endorsement shall affect the obligations of the Company under this Agreement or such Note.

            (b) Each Bank shall be entitled to have its Notes subdivided, by exchange for promissory notes in minimum denominations of $10,000,000 (in the aggregate amount of all Notes of such Bank).

            (c) The Company agrees to issue new Notes to any Bank to reflect any assignment made by such Bank pursuant to Section 11.06(b) or if such Bank certifies to the Company that its Note or Notes have been mutilated or destroyed.

            2.07   Several Obligations and Remedies. The obligations of the
                   --------------------------------
Banks under this Agreement are several, and neither the Agent nor any other Bank shall be responsible for the failure of any Bank to make its Loans hereunder. The rights of the Banks also are several, and the amounts payable by the Company at any time under this Agreement and the Notes to each Bank shall be a separate and independent debt. Each Bank shall be entitled separately to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purpose.

            Section 3.  Payments of Principal and Interest.
                        ----------------------------------

            3.01   Repayment of Loans. The Company will pay to the Agent for the
                   ------------------
account of each Bank the unpaid principal amount of each Loan in full in two equal consecutive annual installments, the first of which shall be in the principal amount of one-half of the original principal amount of such Loan and shall be payable on the Interim Maturity Date, and the second of which shall be in the aggregate principal amount of one-half of the original principal amount of such Loan (or such other amount as shall equal the aggregate principal amount of all Loans that are then outstanding) and shall be payable on the Maturity Date.

            3.02   Interest.
                   --------

            (a) The Company will pay to the Agent for the account of each Bank interest on the unpaid principal amount of each installment of each Loan and Note for the period commencing on and including the date of such Loan to but excluding the date on which such installment shall be paid in full, as follows:

                   (i) at such times when the Loans are LIBOR Loans, the Company will pay interest on each such Loan for each Interest Period at a rate per annum equal to the Reserve-Adjusted LIBOR for such Interest Period plus the Applicable Margin in effect from time to time during such Interest Period; and

                   (ii) at such times when the Loans are Base Rate Loans, the
            Company will pay interest on each such Loan at a rate per annum equal to the Base Rate in effect from time to time.

            (b) Notwithstanding the foregoing, the Company will pay to the Agent for the account of each Bank interest at the Post-Default Rate on any principal of the Loans and (to the fullest extent permitted by law) on interest on the Loans and each other amount that may be or become payable hereunder or under the Notes, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof to but excluding the date on which the same is paid in full.

            (c)    Accrued interest on each Loan and Note shall be payable:

                   (i) in the case of LIBOR Loans (A) on the last day of each Interest Period for such Loans, (B) on the date on which such Loan or any installment thereof shall become due (whether at stated maturity, by acceleration or otherwise), (C) on the date on which such Loan or any installment thereof shall be paid in full, and (D) additionally, if such Interest Period is longer than three months, on the dates that fall at three-month intervals after the first day of such Interest Period, and

                   (ii) in the case of Base Rate Loans, (A) on the last Business
            Day of each calendar month, (B) on the date on which such Loan or any installment thereof shall become due (whether at stated maturity, by acceleration or otherwise), and (C) on the date on which such Loan or any installment thereof shall be paid in full;

except that interest payable on any amount at the Post-Default Rate shall be payable from time to time on demand by the Agent or any Bank.

            (d) (i) The Company shall select the Type and, if LIBOR Loans, the duration of the initial Interest Period for each Loan in the notice of borrowing for such Loan given pursuant to Section 2.02 hereof. Thereafter, the Company may elect to continue a Loan of one Type as the same Type, or to convert a Loan of one Type to another Type, in each case by giving written notice to the Agent in accordance with this Section 3.02(d). Each such election shall apply to all Loans then outstanding. Such election shall be made by giving written notice to the Agent specifying (A) the Business Day on which the continuation or conversion shall be effective (which Business Day, in the case of a continuation of LIBOR Loans as LIBOR Loans or a conversion of LIBOR Loans into Base Rate, shall be the last day of the Interest Period then in effect for the Loans), (B) the Type of Loans to be in effect after such continuation or conversion, and (C) if the Loans are to be continued as or converted into LIBOR Loans, the duration of the Interest Period therefor. Each such notice with respect to any Interest Period shall be irrevocable and shall be effective only if received by the Agent not later than 10:00 a.m. New York time on the date three Business Days prior to the first day of such proposed Interest Period. In the event that, by 10:00 a.m. New York time on the date three Business Days prior to the last day of any Interest Period the Company fails to select the Type or, if LIBOR Loans, the duration of any Interest Period for, the Loans as provided in this Section 3.02, all Loans shall be continued as, or convert into (as the case may be), Base Rate Loans on the last day of such Interest Period.

            (ii) Anything in this Agreement to the contrary notwithstanding, the Company may not select Reserve-Adjusted LIBOR as the interest basis for the Loans at any time when a Default has occurred and is continuing, or, without limiting the generality of the foregoing, when the Company does not have a Corporate Credit Rating by S&P.

            (iii) The Agent shall promptly notify the Banks of the Type of Loans elected by the Company and the duration of each Interest Period.

            (e) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Company and the Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

            3.03   Prepayments, of the Loans.
                   -------------------------

            (a) The Company shall have the right to prepay the Loans in full or in part at any time or from time to time; provided, that: (i) the Company
                                             --------
shall give the Agent written notice of each such prepayment, which notice shall be irrevocable, shall specify the aggregate principal amount of the Loans of all the Banks to be prepaid (which, if less than the full unpaid principal amount of the Loans, shall be at least $1,000,000 or, if higher, an integral multiple of $500,000), and the date of prepayment, and shall be effective only if received by the Agent not later than 10:00 a.m. New York time on the date 10 days prior to the requested date of such prepayment, (ii) such prepayment shall be accompanied by all amounts that may be required to be paid to each Bank pursuant to Section 5.04 hereof, (iii) except in the case of non-ratable prepayments pursuant to Sections 5.01 (b) or 5.03 hereof, such prepayment shall be applied ratably to the Loans of all the Banks in accordance with the unpaid principal amount of the respective Loans then held by each of them, and (iv) such prepayment shall be applied to the installments of the Loans in the inverse order of their maturity. The Agent shall promptly notify the Banks of each notice of prepayment.

            (b) On the date of each Disposition of assets of the Company or any Subsidiary of the Company other than pursuant to clauses (a), (b), (c), (d) or (e) of Section 8.09 hereof, the Company shall prepay the Loans in an amount equal to the proceeds of such sale (net of reasonable costs and taxes incurred by the Company or such Subsidiary in connection with such sale). Such prepayment shall be (i) accompanied by all amounts that may be required pursuant to Section
5.04 hereof, (ii) applied ratably to the Loans of all the Banks in accordance with the unpaid principal amount of the respective Loans then held by each of them, and (iii) applied to the installments of the Loans in the inverse order of their maturity.

            (c)    Any portion of the Loans prepaid, whether pursuant to this
Section 3.03, Section 5.01 or 5.03 or otherwise, may not be reborrowed.

            3.04   Limitation on Interest. Anything in this Agreement or in any
                   ----------------------
Note to the contrary notwithstanding, in no event shall any Bank be entitled to take, charge, collect or receive interest on the Loans or the Notes in excess of the maximum rate permitted under applicable law.

            Section 4.  Payments and Computations.
                        -------------------------

            4.01   Payments.
                   --------

            (a) All payments of principal of the Loans, interest thereon and all other fees, indemnities and other amounts to be paid by the Company under this Agreement and the Notes shall be made in Dollars, in immediately available funds, to the Agent at its account No. 04-203-606 at Bankers Trust Company, New York, New York ABA no. 021001033, ref.: "Piedmont Coca-Cola Bottling Partnership-1996 Term Loan Facility" (or at such other account or at such other place in New York City as the Agent may notify the Company from time to time), for account of each Bank's Applicable Lending Office not later than 10:00 a.m. New York time on the date on which such payment shall become due. Each such payment made after such time on any such due date shall be deemed to have been made on the next succeeding Business Day, and interest shall accrue thereon as provided in Section 3.02(b). Each payment received by the Agent under this Agreement or any Note for account of a Bank shall be paid promptly to such Bank, in immediately available funds, for account of such Bank's Applicable Lending Office.

            (b) All payments and prepayments of principal of the Loans shall be accompanied by interest on the Loans accrued to the date of payment or prepayment.

            (c) All payments shall be made without set-off, counterclaim or deduction of any kind. Upon the occurrence and during the continuance of a Default, then in addition to any rights that the Agent or any Bank may have under applicable law, the Agent and each Bank may (but shall not be obligated to) debit the amount of any such payment to any deposit account (whether ordinary or special, time deposit or otherwise) of the Company with the Agent or such Bank or any affiliate of the Agent or such Bank and whether denominated in Dollars or any other currency and, in the case of time deposits, whether or not such time deposit shall then be matured, and apply the proceeds of such debit to the payment of all amounts then due hereunder and under the Notes. The Agent or any Bank effecting such debit and application shall give written notice thereof to the Company promptly thereafter, but the failure to give any notice to the Company shall not affect the validity of such debit and application.

            (d) If the stated due date of any payment under this Agreement or the Notes would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

            (e) Each payment or prepayment of principal of or interest on the Loans shall be made to the Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of their respective Loans.

            4.02   Computations. Interest on the Loans and the Notes and on any
                   ------------
other amounts hereunder shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, except that interest calculated by reference to the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.

            4.03   Non-Receipt of Funds by the Agent. Unless the Agent shall
                   ---------------------------------
have been notified by a Bank or the Company prior to the date on which such Bank or the Company (as the case may be) is scheduled to make any payment to the Agent of any amount required to be paid under this Agreement or any Note (such payment being herein called a "Required Payment"), which notice shall be
                               ----------------
effective upon receipt, that it does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon that assumption (but shall not be required to), make the amount of such Required Payment available to the intended recipient(s) on such date. If such Bank or the Company (as the case may be) has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period from and including the date such amount was so made available by the Agent to but not including the date on which the Agent recovers such amount at a rate per annum equal to (i) in the case of payments due from the Banks, the Federal Funds Effective Rate for such day (as determined by the Agent) for the first two Business Days after the date on which such payment was due to be made and thereafter at the Base Rate in effect from time to time, and (ii) in the case of payments due from the Company, the Base Rate in effect from time to time for the first two Business Days after the date on which such payment was due to be made, and thereafter at the Post-Default Rate.

            4.04   Sharing of Payments. If any Bank shall obtain payment of any
                   -------------------
principal of or interest on any Loan through the exercise of any right of set-off, banker's lien, counterclaim or similar right or otherwise, and, as a result of such payment, such Bank shall have received a greater percentage of the principal or interest then due hereunder to such Bank than the percentage received by any other Banks, it shall promptly purchase from such other Banks participations in the Loans made by such other Banks in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans held by each of the Banks. To such end, all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such excess payment is rescinded or must otherwise be restored. The Company agrees that any Bank so purchasing a participation in the Loans made by other Banks may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of the Loans in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company or any of its Affiliates. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a right of set-off to which this Section 4.04 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.04 to share in the benefits of any recovery on such secured claim.

            Section 5.  Yield Protection and Illegality.
                        -------------------------------

            5.01   Additional Costs.
                   ----------------

            (a) The Company shall pay to the Agent for the account of each Bank from time to time such amounts as such Bank may reasonably determine to be necessary to compensate it for any costs which such Bank determines are attributable to its making or maintaining of any of its Loans or its obligation to make Loans hereunder or any reduction in any amount receivable by such Bank from the Company hereunder or under the Notes in respect of its Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:
               ----------------
(i) changes the basis of taxation of any amounts payable to the Agent or such Bank by the Company under this Agreement or any Note (other than taxes imposed on the overall net income of such Bank or of its Applicable Lending Office by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements, or increases the rate of any such requirements, relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Bank's Loans or any deposits referred to in the definition of "LIBOR' in Section 1.01 hereof), or the Commitments or the Notes; or (iii) imposes any other condition affecting this Agreement or the Notes (or any of such extensions of credit or liabilities) or the Commitments. Notwithstanding the foregoing provisions of this Section 5.01(a), in no event may any Bank requesting payment of Additional Costs under this Section 5.01 (a) be entitled to payment of any Additional Costs to the extent that such Additional Costs arose with respect to periods prior to the date 18 months prior to the date of the first such request. Each Bank will designate a different Applicable Lending Office for its Loans if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the opinion of such Bank, be disadvantageous to such Bank in any material respect. Each Bank will furnish the Company (with a copy to the Agent) with a certificate setting forth in reasonable detail the basis and amount of each request for compensation under this Section 5.01(a).

            (b) Without limiting the effect of the provisions of Section 5.01(a) hereof (but without duplication), in the event that, by reason of any Regulatory Change, any Bank becomes subject to restrictions on the amount of any category of liabilities or assets (relating to any Loan held by it or its funding), then, if such Bank so elects by notice to the Company (with a copy to the Agent), the following provisions shall apply:

            (x) During the 30-day period following the date of any such notice (the "Negotiation Period"), such Bank and the Company will
                   ------------------
      negotiate in good faith (through the Agent) to agree upon a substitute basis (the "Substitute Basis") for determining the rate of interest to be
                  ----------------
      applicable to the Loans held by such Bank (including, if appropriate, alternative periods for such determinations). If so agreed, the Substitute Basis (plus the Applicable Margin) shall thereafter be the rate at which such Loans bear interest pursuant to Section 3.02(a) hereof (subject to Section 3.04) and shall be retroactive to, and take effect from, the beginning of the then current Interest Period for each Loan.

            (y) If at the expiry of the Negotiation Period a Substitute Basis shall not have been agreed upon, such Bank shall notify the Company from time to time (with a copy to the Agent) of the cost (as reasonably determined by such Bank) of funding its Loans (plus the Applicable Margin) and the interest payable to such Bank on such Loans, and the Company shall be obligated to pay all such costs and interest in the amounts and at the rates (plus the Applicable Margin) specified by such Bank. The failure of the Company and such Bank to agree upon a Substitute Basis at the expiry of the Negotiation Period shall, so long as no Default has occurred and is continuing, be deemed to be an election by the Company to prepay the Loans of such Bank in accordance with Section 3.03(a) hereof on the date 30 days after such expiry (or, if earlier, on the last day of the then current Interest Period), subject to Section 5.04 hereof.

            (c) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Company shall pay to the Agent for the account of each Bank from time to time on request by such Bank (with a copy to the Agent) such amounts as such Bank may reasonably determine to be necessary to compensate such Bank for any costs which it determines are attributable to the maintenance by such Bank (or any Applicable Lending Office), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority, by reason of any Regulatory Change, of capital in respect of the Commitment, the Loans or the Notes held by it (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank (or any Applicable Lending Office) to a level below that which such Bank (or any Applicable Lending Office) could have achieved but for such law, regulation, interpretation, directive or request). Notwithstanding the foregoing provisions of this Section 5.01(c), in no event may any Bank requesting payment of compensation under this Section 5.01 (c) be entitled to payment of such compensation to the extent that such compensation is for costs with respect to periods prior to the date 18 months prior to the date of the first such request. Each Bank will furnish the Company with a certificate setting forth in reasonable detail the basis and amount of each request for compensation under this Section 5.01(c).

            (d) Determinations and allocations by each Bank for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section
5.01 (a) or (b) hereof, or of the effect of capital maintained pursuant to
Section 5.01 (c) hereof, on its costs or rate of return of maintaining its Loans or its obligation to make its Loans, or on amounts receivable by it in respect of its Loans, and of the amounts required to compensate such Bank under this
Section 5.01, shall be conclusive, provided that such determinations and allocations are reasonable.

            5.02   Changes in Circumstances. Anything herein to the contrary
                   ------------------------
notwithstanding, if, on or prior to the determination of the interest rate for any LIBOR Loan for any Interest Period therefor either (i) the Agent determines (which determination shall be conclusive) that quotations of interest rates for the deposits referred to in the definition of "LIBOR" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such LIBOR Loan as provided herein, then the Agent shall give the Company and the Banks prompt written notice thereof, or (ii) any Bank determines that the LIBOR for such Interest Period will not adequately reflect the cost to such Bank of funding its LIBOR Loan or LIBOR Loans for such Interest Period, then such Bank shall give the Agent and the Company prompt written notice thereof; and, if such LIBOR Loan has not then been made, the obligation of the Banks to make the LIBOR Loans shall immediately terminate, and if such Loan has been made, the following provisions shall apply:

            (a) During the 30-day period following the date of any such notice (the "Negotiation Period"), all of the Banks and the Company will
                   ------------------
      negotiate in good faith (through the Agent) to agree upon a substitute basis (the "Substitute Basis") for determining the rate of interest to be
                  ----------------
      applicable to the LIBOR Loans (including, if appropriate, alternative periods for such determinations). If agreed among the Company and all of the Banks, the Substitute Basis (plus the Applicable Margin) shall thereafter be the rate at which the LIBOR Loans bear interest pursuant to
      Section 3.02(a) hereof (subject to Section 3.04) and shall be retroactive to, and take effect from, the beginning of the then current Interest Period.

            (b) If at the expiry of the Negotiation Period a Substitute Basis shall not have been agreed upon, each Bank shall notify the Company from time to time (with a copy to the Agent) of the cost (as reasonably determined by such Bank) of funding its LIBOR Loans (plus the Applicable Margin) and the interest payable to such Bank on such LIBOR Loans, and the Company shall be obligated to pay all such costs and interest in the amounts and at the rates (plus the Applicable Margin) specified by such Bank. The failure of the Company and the Banks to agree upon a Substitute Basis at the expiry of the Negotiation Period shall be deemed to be an election by the Company to prepay the LIBOR Loans of the Banks in accordance with Section 3.03(a) hereof on the date 30 days after such expiry (or, if earlier, the last day of the then current Interest Period), subject to Section 5.04 hereof.

            5.03   Illegality. Notwithstanding any other provision of this
                   ----------
Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to make or maintain its Loans hereunder as LIBOR Loans, then such Bank shall promptly notify the Company and the Agent and, if the Loans have not then been made, the obligation of such Bank to make its Loans as LIBOR Loans shall immediately terminate, and if the Loans have been made, the Company shall prepay the LIBOR Loans of such Bank in full on the last day of the then current Interest Period therefor, or on such earlier date as such Bank may reasonably require in light of the applicable legal requirements. Such Bank agrees that it will designate a different Applicable Lending Office for its Loans if such designation will avoid the illegality that is the reason for the required prepayment pursuant to this Section 5.03 and will not, in the opinion of such Bank, be disadvantageous to such Bank in any material respect.

            5.04   Compensation. Whether or not any Loan is made, the Company
                   ------------
shall pay to the Agent for its own account or for the account of each Bank (as the case may be), immediately upon the request of the Agent or such Bank from time to time, such amount or amounts as shall be sufficient (in the reasonable opinion of the Agent or such Bank) to compensate it for any loss, cost or expense which the Agent or such Bank determines are attributable to:

            (a) any payment or prepayment of any LIBOR Loan for any reason (including, without limitation, any prepayment or acceleration of the Loans pursuant to Section 3.03, 5.01, 5.03 or 9 hereof for any reason) on a date other than the last day of an Interest Period for such Loan or any failure to continue a LIBOR Loan as a LIBOR Loan or to convert a Base Rate Loan into a LIBOR Loan for the designated Interest Period on the date scheduled for such conversion or continuation; or

            (b) any failure of the Company for any reason to make a prepayment on a date for which notice of such prepayment has been given in accordance with this Agreement; or

            (c) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in
      Section 6 hereof to be satisfied) to borrow the Loans on any date scheduled for the borrowing thereof.

Without limiting the effect of the first sentence of this Section 5.04, such compensation to any Bank shall include an amount equal to the excess, if any, of
(i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or not borrowed for the period from the date of such payment, prepayment or failure to borrow to the last day of the then current Interest Period for the respective Loans (or, in the case of a failure to borrow, the Interest Period for such Loans which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank). Each Bank will furnish the Company with a certificate setting forth in reasonable detail the basis and amount of each request for compensation under this Section 5.04.

            5.05   Taxes. All payments of principal, interest, fees and other
                   -----
amounts under this Agreement or the Notes paid or payable to the Agent or any Bank (as used in this Section 5.05, "Payments") shall be made free and clear of,
                                     --------
and without deduction by reason of, any and all taxes, duties, assessments, withholdings, retentions or other similar charges whatsoever imposed, levied, collected, withheld or assessed by any jurisdiction or any agency or taxing authority thereof or therein (as used in this Section 5.05, "Taxes"), all of
                                                             -----
which shall be paid by the Company for its own account not later than the date when due. If the Company is required by law or regulation to deduct or withhold any Taxes from any Payment, the Company shall: (a) make such deduction or withholding; (b) pay the amount so deducted or withheld to the appropriate taxing authority not later than the date when due; (c) deliver to the Agent, promptly and in any event within 15 days after the date on which such Taxes become due, original tax receipts and other evidence satisfactory to, the Agent of the payment when due of the full amount of such Taxes; and (d) pay to the Agent for the account of itself or of the respective Bank, forthwith upon any request by the Agent or such Bank therefor from time to time, such additional amounts as may be necessary so that the Agent or such Bank receives, free and clear of all Taxes, the full amount of such Payment stated to be due under this Agreement or the Notes as if no such deduction or withholding had been made. The Company hereby indemnifies the Agent and each Bank and holds each of them harmless for any loss, cost, damage, penalty or expense whatsoever arising from any failure of the Company to make, or delay in making, any deduction or withholding of Taxes, or its failure to pay when due the amount so deducted or withheld to the appropriate taxation authority or its failure otherwise to comply with the terms and conditions of this Section 5.05. Each Bank will designate a different Applicable Lending Office for its Loans if such designation will avoid the need for, or reduce the amount of, any additional amount that the Company is required to pay to such Bank under this Section 5.05 and will not, in the opinion of such Bank, be disadvantageous to such Bank in any material respect.

            Each Bank that is organized under the laws of a jurisdiction other than the United States or any state or other political subdivision, district or territory thereof agrees that it will deliver to the Company on the date of its execution of this Agreement and thereafter as may be required from time to time by applicable law or regulation United States Internal Revenue Service Form 4224 or 1001 (or any successor form) or such other form as from time to time may be required to, demonstrate that payments made by the Company to such Bank under this

            Agreement and the Notes either are exempt from United States Federal withholding taxes or are payable at a reduced rate (if any) specified in any applicable tax treaty or convention.

            Section 6.  Conditions Precedent.
                        --------------------

            6.01   Conditions Precedent to the Initial Borrowing. The obligation
                   ---------------------------------------------
of each Bank to make its Loan hereunder on the occasion of the borrowing under
Section 2.02 hereof is subject to the receipt by the Agent of the following documents, each of which shall be satisfactory to the Agent in form and substance, and with sufficient copies for the Agent and each Bank:

            (a) this Agreement, duly executed and delivered by all parties provision for whose signature is made on the signature pages hereof;

            (b) the Notes, duly executed and delivered by the Company to the order of each Bank and otherwise appropriately completed.

            (c) (i) a certificate of partnership good standing dated as of a recent date for the Company from the Secretary of State of Delaware, to the extent available from such Secretary of State; (ii) a long-form certificate of good standing dated as of a recent date for each Subsidiary of the Company, each of the Partners and Consolidated from the Secretary of State or other comparable officer of the State of its respective incorporation; and (iii) a short-form certificate of good standing dated as of a recent date for the Company, each Subsidiary of the Company, each of the Partners and Consolidated from the Secretary of State or other comparable officer of each other jurisdiction in which the Company, such Subsidiary, such Partner or Consolidated, respectively, is qualified to do business as a foreign corporation or partnership;

            (d) a copy of the Partnership Agreement (including, without limitation, all amendments, modifications, supplements and extensions thereto), certified as being true, correct, complete and up-to-date by the Secretary of the Manager on behalf of the Company and by the Secretary of Coca-Cola Ventures;

            (e) a copy of any by-laws and other organizational documents of the Company, certified as being true, correct, complete and up-to-date by the Secretary of the Manager on behalf of the Company;

            (f) a copy of the certificate of incorporation of each Subsidiary of the Company, each of the Partners and Consolidated, certified as of a recent date by the Secretary of State of the jurisdiction in which the relevant Subsidiary, Partner or Consolidated, as the case may be, is organized;

            (g) a copy of the by-laws and any other organizational documents of each of the Partners and of Consolidated, certified by the Secretary of such Partner or Consolidated, as the case may be;

            (h) a copy, certified by the Secretary of the Manager on behalf of the Company, of the resolutions of the Executive Committee of the Company and of all other action taken by the Company to authorize the execution, delivery and performance by the Company of this Agreement and the Notes and the Management Agreement, the borrowing of the full amount of the Commitments, the performance of each of the Company's obligations hereunder and thereunder, and the consummation of each of the other transactions contemplated by this Agreement and by the Management Agreement;

            (i) a copy, certified by the Secretary of each of the Partners, of the resolutions of the board of directors of each of the Partners and of all other corporate action taken by such Partner to authorize the execution, delivery and performance of this Agreement and the Notes, the borrowing by the Company of the full amount of the Commitments hereunder, the performance by such Partner of each of the obligations of the Company hereunder and thereunder, and the consummation of each of the other transactions contemplated by this Agreement, and to the extent necessary, copies of any shareholder action taken in respect of the foregoing, which certificate shall include authentication by the President or another senior executive officer of the relevant Partner of the signature and office of the Secretary who signed such certificate;

            (j) a copy, certified by the Secretary of Consolidated, of the resolutions of the board of directors of Consolidated and of all other corporate action taken by Consolidated to authorize the execution, delivery and performance of the Management Agreement, the performance by Consolidated of each of its obligations thereunder, and the consummation of each of the other transactions contemplated thereby, and to the extent necessary, copies of any shareholder action taken in respect of the foregoing, together with such authentication of the signature of the officer or officers that executed the Management Agreement on behalf of Consolidated in form and substance satisfactory to the Agent;

            (k) a certificate of incumbency executed by the Secretary of the Company setting forth the name, title and specimen signature of each officer of the Company: (1) who has signed this Agreement on behalf of the Company, (2) who will sign the Notes on behalf of the Company, or (3) who will, until replaced by another officer or representative duly authorized for that purpose, act as the representative of the Company for the purposes of signing documents and giving notices and other communications by the Company in connection with this Agreement and the transactions contemplated hereby, which certificate shall include authentication by the President of the Company of the signature and office of the Secretary who signed such certificate;

            (1) evidence of the acceptance by the process agent referred to in Section 11.11 hereof of its appointment as such;

            (m)    the certificates referred to in Section 6.02 hereof;

            (n) an opinion of Witt, Gaither & Whitaker, special counsel to the Company and Coca-Cola Ventures, substantially in the form of Exhibit B-1 hereto, and as to such other matters related to this Agreement as the Agent or any Bank may reasonably request;

            (o) an opinion of Witt, Gaither & Whitaker, special counsel to Consolidated, substantially in the form of Exhibit B-2 hereto, and as to such other matters related to the Management Agreement as the Agent or any Bank may reasonably request;

            (p) copies, certified by the Secretary of the Manager on behalf of the Company, of each of the Management Agreement, the sample master bottle contract referred to in Section 7.17 hereof and the Letter of Authorization (including, without limitation, all amendments thereto to and including the borrowing date);

            (q) evidence of the payment of the fees described in Section 2.03 hereof;

            (r) evidence that the Company has delivered to S&P a letter of authorization (as amended and in effect and as supplemented and replaced from time to time, the "Letter of Authorization") providing for (i) S&P to
                              -----------------------
      provide a Corporate Credit Rating for the Company that applies to the Loans under this Agreement, and (ii) S&P to be authorized throughout the life of this Agreement to report the Corporate Credit Rating of the Company to the Agent (for itself and the Banks) and to notify the Agent (for itself and the Banks) of any decline or other change in such Corporate Credit Rating; and evidence that pursuant to such Letter of Authorization, S&P shall have assigned a Corporate Credit Rating to the Company that applies to the Loans under this Agreement of not less than BB+;

            (s) Evidence that all commitments under the Existing Credit Agreement have been terminated and that all principal of and interest on all loans outstanding under the Existing Credit Agreement and any other amounts that may be or become due and payable thereunder have been or, simultaneously with the making of the Loans hereunder are being, irrevocably paid in full, together with such broken funding payments and other costs as may be provided for in the Existing Credit Agreement (such evidence to include, without limitation, (1) a copy of a written notice to the agent under the Existing Credit Agreement terminating the commitments thereunder and giving notice of repayment or prepayment of all loans outstanding thereunder, and (2) a written statement from said agent to the Agent setting forth the principal amount of all loans outstanding under the Existing Credit Agreement, the full amount of interest, fees and all other amounts that are required to repay the Existing Credit Agreement in full, and stating that upon receipt of such payment the Existing Credit Agreement will be terminated); and

            (t) such other certificates, opinions and other documents as the Agent or any Bank may reasonably request.

            Except as otherwise expressly stated in this Section 6.01, each of the foregoing documents shall be dated the date of the borrowing of the Loans.

            6.02   Further Conditions Precedent to the Borrowing. The obligation
                   ---------------------------------------------
of the Banks to make the Loans to the Company upon the occasion of the borrowing hereunder is subject to the further condition precedent that, as of the date of the Loans to be made as part of such borrowing, and both before and after giving effect thereto: (a) no Default shall have occurred and be continuing; and (b) the representations and warranties made by the Company in this Agreement and by the Company, each Partner and Consolidated in each certificate or other document delivered in connection with this Agreement, shall be true and correct in all material respects on and as of the date of the making of such Loans, with the same force and effect as if made on and as of such date and a Senior Financial Officer on behalf of the Company and the chief financial officer of Coca-Cola Ventures shall have furnished to the Agent and the Banks a certificate with respect to compliance with clauses (a) and (b) above.

            Section 7.  Representations and Warranties. The Company represents
                        ------------------------------
and warrants to the Agent and each Bank that:

            7.01   Existence. The Company is a general partnership duly
                   ---------
organized, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary of the Company is a corporation duly organized and incorporated, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Partners and Consolidated is a corporation duly organized and incorporated, validly existing and in good standing under the laws of the State of Delaware. Each of the Company and each of its Subsidiaries and each of the Partners: (a) has all requisite partnership or corporate power, as the case may be, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted; and (b) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary. Without limiting the generality of the preceding sentence, Carolina is qualified to do business as a foreign corporation in the States of Georgia, North Carolina, South Carolina and Virginia, Coca-Cola Ventures is qualified to do business as a foreign corporation in the States of Georgia, North Carolina, South Carolina and Virginia, and the Subsidiary of the Company is qualified to do business in the States of North Carolina and Virginia.

            7.02   Financial Condition. (a) The audited consolidated balance
                   -------------------
sheet of the Company and its consolidated Subsidiaries as at December 31, 1995 and the related consolidated statements of operations, cash flows and changes in partners' equity of the Company and its consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Price Waterhouse LLP, and the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at March 31, 1996 and the related consolidated statements of operations, cash flows and changes in partners' equity of the Company and its consolidated Subsidiaries for the three-month period ended on such date, heretofore furnished to the Agent and each Bank, are complete and correct and fairly present the consolidated financial condition of the Company and its consolidated Subsidiaries as at said dates and the consolidated results of their operations for the fiscal year and three-month period, respectively, ended on said dates, in accordance with GAAP consistently applied (subject, in the case of such financial statements as at March 31, 1996, to normal year-end adjustments) all in conformity with GAAP applied on a consistent basis, except that the footnotes to such financial statements omitted reference to the Amended and Restated Guaranty Agreement referred to in item #4 of Schedule 7.19 hereto (which omission will be corrected in future financial statements). As at such dates, neither the Company nor any of its Subsidiaries had any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates and except as are not required by GAAP to be disclosed on the financial statements referred to herein. Since December 31, 1995, there has been no material adverse change in the business, properties, operations, condition (financial or otherwise) or prospects of the Company and its consolidated Subsidiaries or of either of the Partners from that set forth in said financial statements as at said date.

            (b) The audited consolidated balance sheet of Consolidated and its consolidated Subsidiaries as at December 31, 1995 and the related consolidated statements of operations, cash flows and changes in shareholders' equity of Consolidated and its consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Price Waterhouse LLP, and the unaudited consolidated balance sheet of Consolidated and its consolidated Subsidiaries as at March 31, 1996 and the related consolidated statements of operations, cash flows and changes in shareholders' equity of Consolidated and its consolidated Subsidiaries for the three-month period ended on such date, heretofore furnished to the Agent and each Bank, are complete and correct and fairly present the consolidated financial condition of Consolidated and its consolidated Subsidiaries as at said dates and the consolidated results of their operations for the fiscal year and three-month period, respectively, ended on said dates (subject, in the case of such financial statements as at March 31, 1996, to normal year-end adjustments) all in conformity with GAAP applied on a consistent basis. As at such dates, neither Consolidated nor any of its Subsidiaries had any material contingent liabilities, liabilities for taxes, unusual forward or long-terms commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets as at said dates and except as are not required by GAAP to be disclosed on the financial statements referred to herein. Since December 31, 1995, there has been no material adverse change in the business, properties, operations, condition (financial or otherwise) or prospects of Consolidated and its consolidated Subsidiaries from that set forth in said financial statements as at said date.

            The representations and warranties in this Section 7.02 (other than the last sentence of each of clauses (a) and (b)) shall be deemed to be automatically repeated on the last day of each quarter of each fiscal year of the Company, with respect to the financial statements of the Company and Consolidated, as the case may be, for the fiscal year then most recently ended and for the one-, two- or three-fiscal quarter period, as the case may be, then ended.

            7.03   Litigation. There are no legal or arbitral proceedings or any
                   ----------
proceedings by or before any governmental or regulatory authority or agency, now pending or (to the best knowledge of the Company) threatened by or against the Company or any of its Subsidiaries or either of the Partners which, individually or in the aggregate, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

            7.04   No Breach. None of the execution and delivery of this
                   ---------
Agreement or the Notes, the borrowing of the Loans, the consummation of the other transactions herein or therein contemplated and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, (i) the Partnership Agreement or other organizational documents of the Company or either of its Partners, (ii) any applicable law, rule or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or (iii) any agreement or other instrument to which the Company or any of its Subsidiaries or either of the Partners is a party or by which its respective assets, revenues or other properties may be bound, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the assets, revenues or other properties of the Company or any of its Subsidiaries or either of the Partners pursuant to the terms of any such agreement or instrument.

            7.05   Partnership and Corporate Action. Each of the Company and the
                   --------------------------------
Partners has all necessary power and authority to execute, deliver and perform its obligations under this Agreement and the Notes and to borrow the full amount of the Commitments; and the execution, delivery and performance by the Company of this Agreement and the Notes and the borrowing of the full amount of the Commitments have been duly authorized by all necessary partnership or corporate action, as the case may be, on the part of the Company and each of the Partners and, to the extent necessary, all shareholder action on the part of the shareholders of the Partners. This Agreement has been duly and validly executed and delivered by the Company and constitutes, and the Notes when executed and delivered for value will constitute, the legal, valid and binding obligation of the Company and each of the Partners, enforceable against the Company and each of the Partners in accordance with their respective terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            7.06   Approvals. No authorizations, approvals or consents of or
                   ---------
licenses from, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Company or either of the Partners of this Agreement or the Notes or for the validity or enforceability thereof, or for the borrowing of the Loans.

            7.07   Use of Proceeds. Neither the Company nor any of its
                   ---------------
Subsidiaries nor either of the Partners is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation G, U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of the Loans hereunder will be used to buy or carry any margin stock. Without prejudice to the foregoing, a portion of the proceeds of the borrowing of the Loans equal to at least $190,000,000 will be used solely to refinance the loans outstanding under the Existing Credit Agreement and to pay all accrued interest, fees and other amounts in connection therewith, and any remaining proceeds of the Loans will be used solely to refinance loans outstanding from Consolidated, and all such proceeds in any event will be used for working capital and other general corporate purposes of the Company.

            7.08   ERISA. The Company has no employees (all Persons working at
                   -----
the Company being employed by Consolidated as Manager). Each of the Company, Consolidated and the ERISA Affiliates have fulfilled all obligations under the minimum funding standards of ERISA and the Code with respect to each Plan, is in compliance in all substantial respects with all applicable provisions of ERISA and the Code, and has not incurred any liability to the PBGC in excess of $25,000, except for premiums due, or in the case of any Plan except for claims for benefits or requirements for contributions, in either case made in accordance with the terms of such Plan. Neither the Company nor Consolidated nor any of the ERISA Affiliates is party to any Multiemployer Plan. There are no disputes relating to ERISA or employee benefits or relations to which the Company, Consolidated or any of the ERISA Affiliates is a party and which, even if adversely determined, would subject the Company to any liability. Each Plan qualifies under Section 401 of the Internal Revenue Code. With respect to each Plan, there is: (i) no accumulated funding deficiency (within the meaning of ERISA and the Internal Revenue Code) with respect to any Plan under Title IV of ERISA; (ii) no termination of any Plan or trust which could result in any material liability to the PBGC; (iii) no "reportable event" (as that term is defined in ERISA) which could reasonably be expected to constitute grounds for termination of any Plan or trust by the PBGC; and (iv) no "prohibited transaction" (as that term is defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code) which could result in any liability to the Company. The Company does not have any liabilities with respect to welfare plans of any member of the ERISA Group and has no liabilities for post-retirement welfare benefits of any Person.

            7.09   Taxes. United States Federal income tax returns of the
                   -----
Company and the Subsidiaries and Coca-Cola Ventures have been filed for all fiscal years of the Company ended on or prior to January 1, 1995. None of those tax returns is under examination or otherwise is the subject of any audit or other proceedings. The Company and its Subsidiaries and Coca-Cola Ventures have filed all United States Federal income tax returns, all applicable state income tax returns and all other material tax returns which are required to be filed by each of them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any such Subsidiary or Coca-Cola Ventures. The charges, accruals and reserves on the books of the Company and its Subsidiaries and Coca-Cola Ventures, respectively, in respect of taxes and other governmental charges are, in the opinion of the Company and its independent auditors, adequate.

            7.10   Ownership. (a) 29.67% of the shares of the Common Stock of
                   ---------
Consolidated issued and outstanding as of the date hereof are owned and controlled, both beneficially and of record and free and clear of all Liens, directly by Coca-Cola. All such shares of Common Stock have been legally and validly issued and are fully paid and non-assessable. Except as disclosed in
Schedule 7.10 hereto, there are no outstanding options, warrants, rights, agreements, contracts, calls, commitments or demands of any character obligating or entitling either Consolidated or Coca-Cola to sell, issue, redeem or repurchase any Capital Stock of Consolidated.

            (b) 100% of the shares of the Common Stock of Carolina issued and outstanding as of the date hereof are owned and controlled, both beneficially and of record and free and clear of all Liens, by Coca-Cola indirectly through one or more wholly-owned Subsidiaries. All such shares of Common Stock have been legally and validly issued and are fully paid and non-assessable. There are no outstanding options, warrants, rights, agreements, contracts, calls, commitments or demands of any character obligating or entitling either Coca-Cola or Carolina to sell, issue, redeem or repurchase any Capital Stock of Carolina.

            (c) 100% of the shares of the Common Stock of Coca-Cola Ventures issued and outstanding as of the date hereof are owned and controlled, both beneficially and of record and free and clear of all Liens, by Consolidated indirectly through one or more wholly-owned Subsidiaries. All such shares of Common Stock have been legally and validly issued and are fully paid and non-assessable. There are no outstanding options, warrants, rights, agreements, contracts, calls, commitments or demands of any character obligating or entitling either Consolidated or Coca-Cola Ventures to sell, issue, redeem or repurchase any Capital Stock of Coca-Cola Ventures.

            (d) 50% of the Voting Interests in the Company are directly owned and controlled by Carolina, and 50% of such Voting Interests are directly owned and controlled by Coca-Cola Ventures, in each case both beneficially and of record and free and clear of all Liens. There are no outstanding options, warrants, rights, agreements, contracts, calls, commitments or demands of any character obligating or entitling either Partner or the Company to sell, issue, redeem or repurchase any Voting Interests of the Company.

            7.11   Ranking. The obligations of the Company under this Agreement
                   -------
and the Notes rank and will rank at least pari passu in right of payment and of
                                          ---- -----
security and in all other respects with all other unsubordinated Indebtedness and other obligations of the Company and, each of the Partners, except that any Indebtedness of the Company, secured to the extent permitted by Section 8.06 hereof, may, solely with respect to the collateral securing such Indebtedness, rank senior in right of security to the obligations of the Company under this Agreement and the Notes with respect to the collateral securing such Indebtedness.

            7.12   Investment Company Act. Neither of the Partners nor the
                   ----------------------
Company nor any of their respective Subsidiaries is, nor is any of them "controlled by", an "investment company" within the meaning of the Investment Company Act of 1940, as amended, nor is any of them subject to regulation under said Act.

            7.13   Public Utility Holding Company Act. Neither the Company nor
                   ----------------------------------
either of the Partners nor any of their respective Subsidiaries is a "holding company" nor is any of them a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, nor is any of them a public utility under any applicable state law.

            7.14   Compliance with Laws. Each of the Company and each of its
                   --------------------
Subsidiaries and each of the Partners is in compliance with all applicable laws, ordinances and regulations, including, without limitation, all Environmental Laws and Health Laws, except to the extent that the failure to comply with any such laws, ordinances and regulations, individually or in the aggregate, could not have a Material Adverse Effect or impose any liability whatsoever on the Agent, any of the Co-Agents or any of the Lenders.

            7.15   Ownership of Property; Licenses. Each of the Company and each
                   -------------------------------
of its Subsidiaries and each of the Partners has good record and marketable title to, or a valid leasehold interest in, all of its respective properties as shown on the financial statements referred to in Section 7.02 hereof and owns or is licensed to use all relevant copyrights, patents, trademarks, tradenames, technical information, technology, know-how, and all other intellectual property, licenses, franchises and processes necessary for the normal operation and business of the Company or such Subsidiary or such Partner, in each case without any known conflict with the rights of any other Person. All such assets, revenues and other properties (including, without limitation, all such intellectual property, licenses, franchises and processes, and the partnership interests in the Company) are free and clear of Liens except for Liens permitted by Section 8.06 hereof.

            7.16   Nature of Business. The Company and its Subsidiaries are
                   ------------------
engaged solely in the business of bottling, canning, marketing and distribution of soft drinks, primarily products of Coca-Cola and other beverages and activities directly related thereto. Not less than 80% of the annual revenues of the Company and its consolidated Subsidiaries are derived from the bottling, canning, marketing and distribution of products of Coca-Cola.

            7.17   Master Bottling Agreement. The Company is party to master
                   -------------------------
bottle contracts with Coca-Cola that cover all territories in which the Company sells or distributes Coca-Cola products (collectively, as amended and in effect from time to time, the "Master Bottling Agreement"). A true, correct, complete
                        -------------------------
and up-to-date copy of a sample of one such master bottle contract has been delivered to the Agent, and all master bottle contracts with Coca-Cola are in substantially the same form as such sample. The Master Bottling Agreement is in full force and effect and the Company and each of its Subsidiaries are in substantial compliance with the terms and conditions applicable to them contained therein.

            7.18   Management Agreement. The Company is party to the Management
                   --------------------
Agreement with Consolidated, and has delivered to the Agent and each Bank a true, correct, complete and up-to-date copy thereof. The Management Agreement is in full force and effect and the Company and each of its Subsidiaries are in substantial compliance with all of the terms and conditions applicable to them contained therein. The Manager is duly authorized to take all actions under or in connection with this Agreement on behalf of the Company.

            7.19   Debt Instruments. The agreements identified in Schedule 7.19
                   ----------------
are all of the agreements, bonds, debentures, notes and other instruments evidencing Indebtedness of the Company or any of its Subsidiaries. Each of the Company and each of its Subsidiaries is in full compliance with the terms and conditions applicable to them contained in each such agreement, bond, debenture, note or other instrument.

            7.20   Subsidiaries. The Company has no Subsidiaries other than CCBC
                   ------------
of Wilmington, Inc., a Delaware corporation.

            7.21   Partners. Each of the Partners is a special purpose
                   --------
corporation, owning no assets other than the partnership interests in the Company, engaging in no business other than the ownership of such partnership interests, and having no liabilities other than its obligations under the Partnership Agreement and its joint and several liability by operation of law for the Indebtedness and other obligations of the Company.

            7.22   Solvency. Neither the Company nor either of the Partners is
                   --------
entering into the arrangements contemplated hereby, or intends to make any transfer or incur any obligations hereunder, with actual intent to hinder, delay or defraud either present or future creditors. On the date of the making of the Loans, on a pro forma basis after giving effect to such Loans:
            --- -----

            (i) no judgments against the Company or either of the Partners arising out of any pending or threatened litigation will be rendered at a time when, or in an amount such that, the Company or such Partner, as the case may be will be unable to satisfy such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered);

            (ii) the cash available to the Company and each of the Partners, as the case may be, after taking into account all other anticipated uses of the cash of the Company, is anticipated to be sufficient to pay all such judgments promptly in accordance with their terms;

            (iii) the sum of the present realizable value of the assets of the Company will exceed the probable liability of the Company on its debts, and the sum of the present realizable value of the assets of each of the Partners will exceed the probable liability of such Partner on its debts;

            (iv) neither the Company nor either of the Partners intends to, or believe that it will, incur debts beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received by the Company from any source, and of amounts to be payable on or in respect of debts of the Company and the amounts referred to in clause (i));

            (v) the cash available to the Company, after taking into account all other anticipated uses of the cash of the Company, is anticipated to be sufficient to pay all such amounts on or in respect of debts of the Company, when such amounts are required to be paid, and the cash available to each of the Partners, after taking into account all other anticipated uses of the cash of such Partner, is anticipated to be sufficient to pay all such amounts on or in respect of debts of such Partner, when such amounts are required to be paid; and

            (vi) the Company will have sufficient capital with which to conduct its present and proposed business and the property of the Company does not constitute unreasonably small capital with which to conduct its present or proposed business, and each of the Partners will have sufficient capital with which to conduct its present and proposed business and the property of such Partner does not constitute unreasonably small capital with which to conduct its present or proposed business.

For purposes of this Section 7.22 "debt" means any liability on a claim, and "claim" means (y) right of payment whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (z) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

            7.23   Environmental Matters. (a) The Company and each of its
                   ---------------------
Subsidiaries and each of the Partners comply, and each of the properties and operations of each of them complies, in all material respects with all applicable Environmental Laws and Health Laws;

            (b) The Company has obtained or made timely application for all Environmental Licenses which, to the best of the Company's knowledge, are necessary for the operation of the Company and each of its Subsidiaries and each of its Partners of its respective business and properties. All such Environmental Licenses previously obtained are in full force and effect or timely application for renewal thereof is pending, and no action to revoke the same is pending and the period to appeal such Environmental Licenses has expired, and each of the Company and each of its Subsidiaries and each of the Partners is in compliance with all terms and conditions of each such Environmental License;

            (c) With respect to property currently or formerly owned or operated by it, none of the Company or its Subsidiaries or the Partners is subject to any outstanding written notice or order from, or agreement with, any Governmental Authority or other Person in respect to which the Company or any of its Subsidiaries or either of the Partners (i) is required to take any Remedial Action or (ii) would be reasonably likely to incur any Environmental Liabilities arising from any Release or threatened Release;

            (d) Neither the Company nor any of its Subsidiaries nor either of the Partners has received written notification pursuant to Environmental Laws or Health Laws that any of its current or past operations, or any by-product thereof, is related to or subject to any investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to a Release or threatened Release; and

            (e) Neither the Company nor any of its Subsidiaries nor either of the Partners has filed any notice under any applicable Environmental Law or Health Law reporting a Release which is reasonably possible to lead to any Governmental Authority or any other Person having to take Remedial Action or having to incur Environmental Liabilities.

            (f) Neither the Company nor any of its Subsidiaries nor either of the Partners is subject to any suit, action or proceeding by or before any court, arbitrator or administrative authority alleging violations by any of them of any Environmental Law or Health Law or seeking to impose on any of them any Environmental Liability.

            7.24   No Default. No Default or Event of Default has occurred and
                   ----------
is continuing.

            7.25   Disclosure. All written information furnished by or on behalf
                   ----------
of the Company or any of its Subsidiaries or either of the Partners or Consolidated to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in all material respects. No such information contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances existing at the time.

            Section 8. Covenants of the Company. The Company agrees that, so
                       ------------------------
long as any Commitment is in effect and until payment in full of the Loans hereunder, all interest thereon and all other amounts payable by the Company hereunder and under the Notes:

            8.01   Information. The Company shall deliver directly to each Bank
                   -----------
and also to the Agent:

            (a) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Company, (i) unaudited consolidated statements of operations, cash flows and changes in partners' equity of the Company and its consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a Senior Financial Officer on behalf of the Company, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Company and its consolidated Subsidiaries in accordance with GAAP consistently applied (except for changes to which the Company's auditors have agreed), as at the end of, and for, such period (subject to normal year-end audit adjustments), and (ii) unaudited consolidated statements of operations, cash flows and changes in shareholders' equity of Consolidated and its consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by an certificate of the chief financial officer of Consolidated, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations of Consolidated and its consolidated Subsidiaries in accordance with GAAP consistently applied (except for changes to which the auditors of Consolidated have agreed), as at the end of, and for, such period (subject to normal year-end audit adjustments);

            (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, (i) audited consolidated statements of operations, cash flows and changes in partners' equity of the Company and its consolidated Subsidiaries for such year and the related consolidated balance sheet as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon of Price Waterhouse LLP or other comparable independent public accountants of recognized national standing, which opinion shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Company and its consolidated Subsidiaries as at the end of, and for, such fiscal year, in accordance with GAAP consistently applied, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default and (ii) audited consolidated statements of operations, cash flows and changes in shareholders' equity of Consolidated and its consolidated Subsidiaries for such year and the related consolidated balance sheet as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon of Price Waterhouse LLP or other comparable independent public accountants of recognized national standing, which opinion shall state that said financial statements fairly present the consolidated financial condition and results of operations of Consolidated and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP consistently applied;

            (c) at the time the Company furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a Senior Financial Officer on behalf of the Company to the effect that, during the most recent fiscal quarter reported on such financial statement, no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail) and a certification as to the Corporate Credit Rating of the Company in effect at the end of the period covered by such financial statements and at the time of such certificate;

            (d) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which Consolidated shall have filed with the SEC (or any governmental agency substituted therefor) or any national securities exchange, and copies of all press releases material to the operations or financial condition of the Company or Consolidated issued by the Company or any of its Subsidiaries or by Consolidated;

            (e) not later than 60 days prior to the last day of each fiscal year of the Company, a copy of the Company's annual business plan (annual operating budget);

            (f) promptly (and in any event not later than 3 Business Days) after the occurrence of any Default, a notice of such Default stating that it is a "Notice of Default", and describing the same in reasonable detail and the actions which the Company is taking and proposes to take with respect to such Default;

            (g) promptly (and in any event no later than 3 Business Days) after the occurrence of any decline or other change in the Corporate Credit Rating (including, without limitation, any withdrawal or elimination thereof), notice of such decline or other change;

            (h) promptly (and in any event no later than 3 Business Days) after the occurrence thereof, notice of all other events or matters which the Company would be required to report to the SEC on a Form 8-K if the Company were a reporting company under the Exchange Act;

            (i) promptly after the filing thereof by Consolidated or any of the other ERISA Affiliates with the Internal Revenue Service, a copy of each annual report (form 5500 or any successor form) required to be filed with the Internal Revenue Service with respect to each Employee Benefit Plan that has been established by or contributed to or is maintained by the Company, Consolidated or any other ERISA Affiliate, together with the audited annual report of such Plan and ERISA footnotes;

            (j) as soon as possible, and in any event within ten days after the Company or the Manager knows or has reason to know that any of the events or conditions specified below with respect to any Plan has occurred or exists, a statement signed by a Senior Financial Officer on behalf of the Company setting forth details respecting such event or condition and the action, if any, which the Company, Consolidated or any other ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice given by, or required to be filed with or given to PBGC, the Internal Revenue Service or the United States Department of Labor by the Company, Consolidated or any other ERISA Affiliate with respect to such event or condition):

            (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan;

            (ii) the filing under ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

            (iii) the institution by PBGC or any other Person of proceedings for the termination of any Plan, or the appointment of a trustee to administer any Plan;

            (iv) the complete or partial withdrawal by the Company, Consolidated or any other ERISA Affiliate under ERISA from a Plan; and

            (v) the failure of the Company, Consolidated or any other ERISA Affiliate to make a required contribution to any Plan if such failure, individually or in the aggregate, could reasonably be expected to give rise to a Lien under ERISA;

            (vi) any action by the Company, Consolidated or any other ERISA Affiliate which, individually or in the aggregate, could reasonably be expected to result in the imposition of a Lien or require the Company or any of its Subsidiaries to furnish a bond or security in connection with any Plan;

            (viii) the incurrence of any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA), whether or not waived; and

            (ix) any event that, individually or in the aggregate, could reasonably be expected to result in a material liability (contingent or otherwise) under ERISA or the Internal Revenue Code (as it relates to ERISA);

            (k) promptly upon the creation or acquisition of any Subsidiary, a notice of such creation, identifying such Subsidiary, the jurisdiction of its incorporation, its address and nature of its business, and a pro forma
                                                                       --- -----
      balance sheet showing its assets and liabilities as at such time;

            (1) promptly, and in any event within 10 days after the Company becomes aware thereof, notice of all court or arbitral proceedings, audits and other investigations before any governmental or regulatory authority, department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any of its Subsidiaries (whether as plaintiff, defendant, appellant, appellee or otherwise), except proceedings or investigations which, if adversely determined, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

            (m) promptly, and in any event within 10 days after the Company becomes aware thereof, notice of any change in the beneficial or record ownership or control of any of the Voting Interests or Equity Interests of the Company or of any Subsidiary in the chain of ownership between Coca-Cola or Consolidated (as the case may be) and the Company;

            (n) immediately upon becoming aware thereof, notice of any actual or proposed amendment or supplement to or waiver of or termination of any provision of the Partnership Agreement, the Management Agreement, the Master Bottling Agreement or the Letter of Authorization; and

            (o) from time to time such other information regarding the business, properties, operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries or any of the Partners as the Agent or any of the Banks may reasonably request.

            8.02   Existence, Etc. The Company shall, and shall cause each of
                   ---------------
its Subsidiaries to:

            (a) preserve and maintain its existence as a partnership and all of its rights, licenses, privileges and franchises; provided, that, in
                                                          --------
      accordance with the provisions of the Partnership Agreement, and without changing the material terms and conditions thereof, the Partners may form or cause to be formed a corporation under the laws of a state of the United States of America and contribute thereto, in exchange for Capital Stock of such corporation, their respective partnership interests in the Company in the same proportions as the partnership interests for which capital stock will be issued (the corporate conversion described in this
      Section 8.02(a) being called the "Permitted Corporate Conversion"), but
                                        ------------------------------
      only if (1) no Default has occurred and is continuing and the representations and warranties of the Company in this Agreement and in each other certificate or other document delivered pursuant to this Agreement are true and correct both before and immediately after the consummation of the Permitted Corporate Conversion, (2) the resulting corporation shall have assumed in writing satisfactory to the Agent and each Bank all of the obligations and duties of the Company under this Agreement and the Notes and any related documents, (3) the Company shall have furnished to the Agent and the Banks satisfactory evidence of the corporate existence, good standing, corporate power and authority of the new corporate borrower and of its due execution and delivery of all relevant documents, together with such incumbency and signature certificates and legal opinions as the Agent or any Bank may reasonably request, (4) the Management Agreement, the Master Bottling Agreement and the Letter of Authorization shall remain in full force and effect with respect to the new corporate borrower, and a senior officer, respectively, of Consolidated, Coca-Cola and S&P shall have so certified to the Agent and the Banks, (5) the Company, the Agent and the Banks shall have entered into an amendment to this Agreement and the Notes containing such technical changes as may be required to reflect the new name, corporate status and share ownership of the new corporate borrower; and (6) each of the Partners shall have executed and delivered to the Agent and the Banks an unconditional, irrevocable guarantee of all of the obligations of the new corporate borrower under this Agreement and the Note, each in form and substance satisfactory to the Agent and each Bank, together with such evidence of the corporate existence, good standing, corporate power and authority of such Partner as guarantor and of its due execution and delivery of such guarantee and any other relevant documents, together with such incumbency and signature certificates and legal opinions as the Agent or any Bank may reasonably request in connection with such guarantee;

            (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities (including, without limitation, all Environmental Laws and all Health
      Laws), except to the extent that the failure to comply with therewith, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or impose any liability on the Agent, any of the Co-Agents or any Bank;

            (c) pay and discharge when due all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property, sales or revenues, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained and in connection with which execution of any Lien has been stayed and an adverse decision in which proceedings, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

            (d) maintain all of its properties used or useful in its business in good repair, working order and condition, ordinary wear and tear excepted, except to the extent that the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; maintain title to and ownership of, or a valid license to, all copyrights, patents, trademarks, tradenames, technical information, technology, know-how, and all other intellectual property, licenses, franchises and processes necessary for the normal operation and business of the Company or such Subsidiary (other than intellectual property, licenses, franchises and processes the failure of which to be owned by or licensed to the Company, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect), in each case without any conflict, with the rights of any other Person;

            (e) maintain proper books of record and account in accordance with sound business practices and applicable law reflecting all of their respective dealings, transactions and other business affairs in accordance with GAAP, and, at the Company's expense, permit representatives of the Agent and each Bank, during normal business hours, to examine and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers and officers of the Manager and with its independent public accountants, all to the extent reasonably requested by the Agent or such Bank with reasonable notice;

            (f) keep insured by reputable insurers all property of a character usually insured by Corporations engaged in the same or similar business against loss or damage of the kinds and in the amounts customarily insured against by such Corporations and carry such other insurance as is usually carried by such Corporations (including, without limitation, general liability and products liability insurance); and

            (g) comply in all material respects with all leases of real and personal property necessary in the operation of the business of the Company or any of its Subsidiaries.

            8.03   Use of Proceeds. The Company shall use a portion of the
                   ---------------
proceeds of the Loans equal to at least $190,000,000 solely to refinance the loans outstanding under the Existing Credit Agreement and to pay all accrued interest, fees and other amounts in connection therewith, and shall use any remaining proceeds of the Loans solely to refinance loans outstanding from Consolidated, and in any event shall use all such proceeds for the Company's working capital and other general corporate purposes; and in any event shall use all proceeds of the Loans solely in compliance with Regulations G, T, U and X and all other applicable laws, rules and regulations. The Company shall not use the proceeds of any of the Loans to purchase, acquire or carry any margin stock (within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System).

            8.04   Mergers and Consolidations. The Company will not, and will
                   --------------------------
not permit any of its Subsidiaries to, consolidate with or merge into any other Person or convey or transfer all or substantially all of its assets, revenues and other properties as an entirety to any Person, whether in a single transaction or in a series of related transactions, except for (a) the Permitted Corporate Conversion and (b) a merger of the Company with another Person organized under the laws of a state of the United States of America so long as the Company is the entity that survives such merger and, both before and immediately after the consummation of such merger, the Company is in compliance with all terms, conditions and covenants in this Agreement and no Default has occurred and is continuing.

            8.05   Restrictions on Indebtedness. The Company will not, and will
                   ----------------------------
not permit any Subsidiary to, create, incur, issue, assume, suffer to exist or Guarantee any Indebtedness (including, without limitation, Indebtedness owed to Consolidated or its Affiliates), whether or not evidenced by negotiable instruments or securities, or any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed, except for:

            (a) trade indebtedness incurred by the Company in the ordinary course of the Company's business on ordinary trade terms and not past due;

            (b)    the Loans under this Agreement,

            (c) unsecured Guarantees by the Company of Indebtedness of Container Supply Cooperatives, provided that the aggregate principal amount of all Indebtedness Guaranteed thereby does not exceed $10,000,000 at any time outstanding;

            (d) unsecured interest rate swaps and other similar interest rate hedging arrangements entered into by the Company with one or more Banks or other creditworthy counterparties, which swaps or other arrangements protect the Company against interest rate fluctuations in specific liabilities that appear on the balance sheet of the Company in accordance with GAAP, and which are not entered into for speculative purposes;

            (e) unsecured letters of credit backing obligations of the Company or any of its Subsidiaries in respect of workmen's compensation, unemployment insurance and other similar obligations (not constituting Indebtedness) arising in the ordinary course of the Company's or such Subsidiary's business; provided, that the aggregate stated amount of all such letters of credit outstanding at any time, together with all unreimbursed drawings thereunder at such time, shall not exceed $5,000,000; and

            (f) additional Indebtedness of the Company in an aggregate principal amount up to but not exceeding $20,000,000 at any time outstanding;

provided, that (1) no Subsidiary of the Company shall create, incur, assume,
--------
issue, suffer to exist or Guarantee any Indebtedness, except for Indebtedness owed to the Company and (2) in no event may the Company or any Subsidiary sell, factor or otherwise make any Disposition of receivables, leases, notes or other accounts, with or without recourse.

            8.06   Limitation on Liens. The Company will not, and will not
                   -------------------
permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien with respect to any of its assets, revenues or other properties, whether now owned or hereafter acquired, other than:

            (i)    Liens existing on the date of this Agreement and listed in
      Schedule 8.06 hereto;

            (ii) easements, rights-of-way, minor defects or irregularities in title and other similar encumbrances on real property having no material effect on the use or value of such real property or on the conduct of the business of the Company or any of its Subsidiaries and not securing Indebtedness;

            (iii) unexercised Liens for taxes not delinquent or being contested in good faith by appropriate proceedings and for which reserves adequate under GAAP are being maintained;

            (iv) mechanics', suppliers', materialmen's and similar Liens arising in the ordinary course of business (and not securing Indebtedness) which are being contested by the Company or its applicable Subsidiary, as the case may be, in good faith by appropriate action and in connection with which adequate reserves are being maintained and so long as execution of such Liens has been stayed;

            (v) deposits to secure workmen's compensation, unemployment insurance and other similar items to the extent required by applicable law and not securing Indebtedness;

            (vi) (a) purchase money liens on any property acquired by the Company after the date hereof for use in the ordinary course of business of the Company solely to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property, so long as (1) such Lien extends to no other assets, revenues or other properties and secures no other Indebtedness and
      (2) such Indebtedness is in a principal amount not in excess of the purchase price of the relevant property so acquired, and (b) Liens existing on property at the time of its acquisition by the Company or any Subsidiary of the Company and not created in anticipation of such acquisition; provided, that the aggregate principal amount of all
                   --------
      Indebtedness secured as permitted by this clause (vi) shall not exceed $10,000,000 at any time outstanding; and

            (vii)  other Liens, in addition to the Liens permitted under clauses
      (i), (ii), (iii), (iv), (v) and (vi) of this Section 8.06, securing Indebtedness in an aggregate principal amount not exceeding $5,000,000 at any time outstanding.

It is understood that any Lien permitted under this Section 8.06 shall, if it secures Indebtedness, be permitted only to the extent that such Indebtedness is permitted to be incurred under Section 8.05 hereof.

            8.07   Ranking. The Company will ensure that at all times its
                   -------
obligations under this Agreement and the Notes continue to rank at least pari
                                                                         ----
passu in right of payment and security and in all other respects with all other
-----
Indebtedness and other obligations of the Company and each of the Partners, except that any Indebtedness of the Company, secured to the extent permitted by
Section 8.06 hereof may, solely with respect to the collateral securing such Indebtedness, rank senior in right of security to the obligations of the Company under this Agreement and the Notes.

            8.08   Business. The Company will not, and will not permit any of
                   --------
its Subsidiaries to, engage in any business other than that described in Section
7.16 hereof and the Company shall, and shall cause each of its Subsidiaries to, maintain in full force and effect the Master Bottling Agreement covering all territories in which the Company distributes Coca-Cola products.

            8.09   Dispositions of Assets. The Company will not, and will not
                   ----------------------
permit any of its Subsidiaries to, make any Disposition of any of its assets, revenues or other properties, whether in one or in a series of transactions, other than:

            (a)    sales of inventory in the ordinary course of business;

            (b) sales for cash of obsolete, worn-out or surplus equipment, no longer used or useful in the Company's business, all in the ordinary course of the Company's business;

            (c) sales of equipment to the extent that (1) such equipment is exchanged for credit against the purchase price of similar replacement equipment of at least equal usefulness to the Company or any Subsidiary, or (2) substantially simultaneously with such sale, the proceeds of such sale are applied to the purchase of replacement equipment of at least equal usefulness to the Company or any Subsidiary;

            (d) the sale or other transfer of assets by the Company to any of its wholly-owned Subsidiaries or by a Subsidiary of the Company to another wholly-owned Subsidiary of the Company not in the ordinary course of business; provided, that prior to such sale or transfer the transferee
                --------
      Subsidiary shall have executed and delivered to the Agent and the Banks a guarantee, in form and substance satisfactory to the Agent and each of the Banks, pursuant to which such Subsidiary guarantees the payment when due of each of the obligations of the Company under this Agreement and the Notes, together with such corporate documents, authorizing resolutions, incumbency certificates, opinions of counsel and other certificates and documents that the Agent or any Bank may reasonably request; and provided, further, that, after giving effect
                                  --------  -------
      to such transfer, the consolidated total assets of all Subsidiaries of the
      Company shall not exceed 20% of the consolidated total assets of the Company and its consolidated Subsidiaries at such time;

            (e) the sale, whether or not in the ordinary course of business, of other assets of the Company or any of its Subsidiaries having an aggregate fair market value, calculated for each asset at the time of sale of each thereof, of not more than $5,000,000 during the term in which this Agreement is in effect (from the date hereof until the date on which all Loans and other obligations hereunder and under the Notes have been paid in full) in each case so long as such sale is an arm's-length transaction for fair market value; and

            (f) the sale for cash of assets of the Company or any of its Subsidiaries not otherwise permitted by the foregoing clauses (a) through
      (e) of this Section 8.09; provided that, simultaneously with such sale the
                                --------
      Company shall prepay the Loans in an aggregate principal amount at least equal to the proceeds of such sale (net of reasonable .costs and taxes incurred by the Company or such Subsidiary in connection with such sale) in accordance with Section 3.03(b) hereof, together with interest accrued on the principal so prepaid and all other amounts in connection therewith.

Notwithstanding the foregoing, in no event may the Company or any of its Subsidiaries sell, factor or otherwise make any Disposition of receivables, leases, notes or other accounts, with or without recourse.

            8.10   Transactions with Affiliates. The Company will not, and will
                   ----------------------------
not permit any of its Subsidiaries to, directly or indirectly, pay any funds to or for the account of, make any investment in or loan to, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any other transaction with, any of its Affiliates, except on fair and reasonable terms that are no less favorable to the Company or such Subsidiary than those that would obtain in an arm's length transaction with a Person not an Affiliate of the Company.

            8.11   Basic Documents. The Company will maintain in full force and
                   ---------------
effect, and comply in all material respects with, each of the Management Agreement, the Partnership Agreement, the Master Bottling Agreement and the Letter of the Authorization, and will not permit any such agreement to be amended, modified, supplemented, replaced, assigned or terminated in any way that could adversely affect the interests of the Agent or any Bank.

            8.12   Restricted Payments. The Company shall not declare or make
                   -------------------
any Restricted Payment at any time when a Default has occurred and is continuing or would occur immediately after the declaration or making of such Restricted Payment, except for payments of management fees and expenses pursuant to Sections 5.01 and 5.02 of the Management Agreement incurred by Consolidated for value received in the ordinary course of managing the Company's business.

            8.13   Limitation on Certain Clauses. The Company will not, and will
                   -----------------------------
not permit any of its Subsidiaries to, enter into any agreement with any Person
(a) that prohibits or limits the ability of the Company or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien in favor of the Agent or the Lenders, or (b) that prohibits or limits the ability of any of the Subsidiaries of the Company to declare or pay any Restricted Payments to the Company.

            8.14   Environmental Matters. The Company will, and will cause each
                   ---------------------
of its Subsidiaries to, and will use its best efforts to cause all Occupying Persons (in connection with such Occupying Persons' operations on property owned or leased by the Company or any of its Subsidiaries) to:

            (a) comply, and ensure compliance of all properties owned, leased or operated by the Company or its Subsidiaries to comply, in all material respects with all Environmental Laws and Health Laws and Environmental Licenses now or hereafter applicable thereto;

            (b) obtain, at or prior to the time required by applicable Environmental Laws and Health Laws, all Environmental Licenses for the operations of the Company and its Subsidiaries, and the construction, operations and maintenance of all facilities and other properties of the Company and its Subsidiaries, and maintain such Environmental Licenses in full force and effect;

            (c) not generate, use, treat, recycle, store, Release or dispose of, or permit the generation, use, treatment, recycling, storage, Release or disposal of Hazardous Materials at any of the facilities or other properties of the Company or any of its Subsidiaries (whether owned or leased), or transport or permit the transportation of Hazardous Materials to or from such facilities or properties, other than in compliance with all applicable Environmental Laws and Health Laws;

            (d) undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials Released at, on, in, under, adjoining or emanating from the any facilities or other properties (whether owned, leased or operated) of the Company or any of its Subsidiaries, in accordance with all applicable Environmental Laws and Health Laws; and

            (e)    provide the Banks (through the Agent) with written notice of
      (i) any fact, circumstance, condition, occurrence or release at, on, in, under, adjoining or emanating from any of the facilities or other properties (whether owned, leased or operated) of the Company or any of its Subsidiaries that results in non-compliance with any Environmental Law, Health Law or Environmental License or that has resulted or may result in personal injury or property damage or in any Lien on any asset, revenue or other property of the Company or any of its Subsidiaries or any Partner, such notice to be given promptly after the condition is discovered or such Release or occurrence takes place, and (ii) any pending or threatened Environmental Claim against the Company or any of its Subsidiaries or any Occupying Person (whether owned, leased or operated) of the

      Company or of any of its Subsidiaries, such notice to be given promptly after the Company becomes aware that such Environmental Claim is commenced or threatened. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, incident, or occurrence and the Company's response thereto.

            8.15   Furnish Information to S&P. The Company will from time to
                   --------------------------
time furnish to S&P, as and when required by S&P, all information regarding the Company, its Subsidiaries, the Partners and Consolidated and their respective business, operations, properties, condition (financial or otherwise) or prospects necessary for the issuance and maintenance by S&P of a Corporate Credit Rating that applies to the Loans under this Agreement. The Company will maintain the Letter of Authorization in full force and effect, and will not amend, modify, waive or terminate the Letter of Authorization or any provision thereof. Immediately upon any request therefor by the Agent or any Bank, the Company will deliver to S&P written authorization and instructions to report the Corporate Credit Rating of the Company and any changes therein and any other information in connection therewith to the Agent.

            8.16   No Change in Fiscal Year. The Company will not change its
                   ------------------------
fiscal year from that which is in effect on the date hereof.

            8.17   ERISA. The Company will not, and will not permit any of its
                   -----
Subsidiaries or any of the other ERISA Affiliates to, become party to or make contributions to any Multiemployer Plan.

            8.18   Manager. The Company will at all times maintain Consolidated
                   -------
as the Manager of the Company.

            Section 9.  Events of Default. If one or more of the following
                        -----------------
events (herein called "Events of Default") shall occur and be continuing
                       -----------------
unremedied:

            (a) The Company shall fail to pay any principal of the Loans or Notes when due; or the Company shall fail to pay any interest or any other amount payable by it under this Agreement or under the Notes and such failure shall not be fully remedied within five Business Days after the date when due; or

            (b) The Company or any Partner or any Subsidiary of any thereof shall fail to pay when due any principal of or interest on any bond, debenture, note or other Indebtedness (other than under this Agreement) having an aggregate principal amount of $2,000,000 (or its equivalent in other currencies) or more and such failure shall continue unremedied after the expiry of any grace period under the agreement or instrument evidencing or relating to such Indebtedness; or any default specified in any bond, debenture, note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due prior to its stated maturity; or any

      Indebtedness of the Company or any of the Partners or any of their respective Subsidiaries is declared to be or otherwise becomes due prior to its stated maturity; or

            (c) Any representation or warranty made or deemed made herein by the Company, or by any officer of the Company or the Manager or by any other Person in any certificate or other document furnished to the Agent or any Bank pursuant to any of the provisions hereof, shall have been inaccurate, incorrect, false, incomplete or misleading in any material respect as of the time made, deemed made or furnished; or

            (d) The Company shall default in the performance of any of its obligations under Section 8.01(f), 8.01(g), 8.01(1), 8.02(a), 8.03, 8.04,
      8.05, 8.06, 8.07, 8.09, 8.11 or 8.12, hereof; or the Company shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of 30 days after the occurrence of such default; or

            (e) The Company, any Partner, Consolidated, or any Subsidiary of any of the foregoing shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under any relevant bankruptcy code or similar law (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under any relevant bankruptcy code or similar law (as now or hereafter in effect), or (vi) admit in writing its inability to pay its debts generally as they become due, or (vii) take any corporate or partnership action for the purpose of effecting any of the foregoing; or

            (f) A proceeding or case shall be commenced, without the application or consent of the Company, any Partner, Consolidated, or any Subsidiary of any of the foregoing in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company, such Partner, Consolidated or such Subsidiary, as the case may be, or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company, such Partner, Consolidated or such Subsidiary, as the case may be, under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against the Company, any Partner, Consolidated or any Subsidiary of any of the foregoing shall be entered in an involuntary case under any relevant bankruptcy code or similar law (as now or hereafter in effect); or

            (g) A final judgment or judgments for the payment of money in excess of $2,000,000 in the aggregate shall be rendered by a court or courts against the Company and/or any Subsidiary and/or any Partner, and the same shall not be appealed from and a stay of execution thereof pending appeal shall not be procured, within 30 days from the date of entry thereof; or

            (h) Coca-Cola shall fail to directly own, both beneficially and of record and free and clear of all Liens, at least 20% of the Common Stock of Consolidated and such failure shall continue unremedied for a period of 90 days after the date on which such failure occurred; or

            (i) Coca-Cola shall fail to own and control, both beneficially and of record and free and clear of all Liens, either directly or through one or more wholly-owned Subsidiaries, 100% of the Common Stock of Carolina; or Consolidated shall fail to own and control, both beneficially and of record and free and clear of all Liens, either directly or through one or more wholly-owned Subsidiaries, 100% of the Common Stock of Coca-Cola Ventures; or

            (j) Carolina and Coca-Cola Ventures shall fail to directly own and control, both beneficially and of record and free and clear of all Liens, at least 40% and 50%, respectively, of the outstanding Voting Power of the Company and at least 40% and 50%, respectively, of the outstanding Equity Interests of the Company; or

            (k) Consolidated shall, for any reason whatsoever, no longer be the Manager of the Company;

            (1) the Company or any of its ERISA Affiliates shall fail to pay when due any amount or amounts which it shall have become liable to pay under ERISA or under the Internal Revenue Code as it relates to ERISA; or any notice of intent to terminate one or more Plans having unfunded accrued pension liabilities shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Plan having unfunded accrued pension liabilities; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan must be terminated; in the case of any or all of the foregoing matters, if the aggregate amount of the payment(s) so due, or of the unfunded accrued pension liabilities so incurred, or of the liabilities imposed, or the current payment obligation so incurred, collectively shall exceed $2,000,000 in the aggregate; or

            (m) any of the Partners, Consolidated, Coca-Cola or any of their respective Affiliates shall Guarantee, secure or otherwise provide for the payment of any other Indebtedness of the Company without equally and ratably Guaranteeing, securing or otherwise providing for the payment of the obligations of the Company under this Agreement and the Notes; or

            (n) any event shall occur that could result in the termination of the Company or the Partnership Agreement, or the Executive Committee shall take any action in anticipation of such termination (except for the Permitted Corporate Conversion); or

            (o) the Company's Corporate Credit Rating by S&P shall be below BB+ or S&P shall have no Corporate Credit Rating for the Company that applies to the Loans under this Agreement; or

            (p) there shall occur any amendment or modification of, supplement to, or waiver or termination of, any provision of the Partnership Agreement, the Management Agreement, the Master Bottling Agreement or the Letter of Authorization which, in each case, the Required Banks determine to have a material adverse effect on the interests of the Banks; or

            (q) there shall occur any default by any of the Partners or by Consolidated or any of their respective Affiliates, as the case may be, under the Partnership Agreement, the Master Bottling Agreement or the Management Agreement, or any of those agreements or the Letter of Authorization shall not be in full force and effect;

      THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (e) or (f) of this Section 9, the Agent may, and upon instructions from the Required Banks shall, by written notice to the Company, cancel the Commitments and/or declare the principal amount then outstanding of and the accrued interest on the Loans and the Notes and all other amounts payable by the Company hereunder and under the Notes to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind (other than the notice expressly provided for above in this subclause (1)), all of which are hereby expressly waived by the Company; and (2) in the case of an Event of Default referred to in clause (e) or
      (f) of this Section 9, the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and the Notes and all other amounts payable by the Company hereunder and under the Notes shall become automatically immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company.

            Section 10. The Agent.
                        ---------

            10.01  Appointment, Powers and Immunities. Each Bank hereby
                   ----------------------------------
irrevocably appoints and authorizes the Agent to act as its agent hereunder with such powers as are specifically delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 10.05 and the first sentence of Section 10.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents) and the Co-Agents: (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee or other fiduciary for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent.

            10.02  Reliance by Agent. The Agent shall be entitled to rely upon
                   -----------------
any certification, notice or other communication (including any thereof by telephone, telex, telegram, facsimile or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

            10.03  Defaults. The Agent shall not be deemed to have knowledge of
                   --------
the occurrence of a Default (other than the nonpayment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or the Company specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such nonpayment). The Agent shall (subject to Section 10.07 hereof) take such action with respect to such Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks.

            10.04  Rights as a Bank. (a) With respect to the Commitment, Loans
                   ----------------
and Notes held by it, LTCB (and any, successor acting as Agent), in its capacity as a Bank hereunder, shall have the same rights and powers hereunder as any, other Bank and may exercise the same as though it (or its affiliates) were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. LTCB (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (and any of its affiliates) as if it (or its affiliate) were not acting as the Agent, and LTCB and its affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

            (b) With respect to the Commitment, Loans and Notes held by it, each of the Co-Agents, in its capacity as a Bank hereunder, shall have the same rights and powers hereunder as any, other Bank and may exercise the same as though it (or its affiliates) were not acting as a Co-Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include each of the Co-Agents in its individual capacity. Each of the Co-Agents and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (and any of its affiliates) as if it (or its affiliate) were not acting as a Co-Agent hereunder, and each Co-Agent and its affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

            10.05  Indemnification. The Banks agree to indemnify the Agent and
                   ---------------
each of the Co-Agents (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Company under said Section 11.03), ratably in accordance with the aggregate principal amount of the Loans held by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments, or, if no Loans or Commitments are then outstanding, ratably in accordance with the principal amount of the Loans held by each of them immediately prior to the payment thereof in full), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent or any Co-Agent in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses which the Company is obligated to pay under Section 11.03 hereof) or the enforcement of any of the terms hereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

            10.06  Non-Reliance on Agent, Co-Agents and other Banks. Each Bank
                   ------------------------------------------------
agrees that it has, independently and without reliance on the Agent, any of the Co-Agents or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Affiliates and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent, any of the Co-Agents or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. Neither the Agent nor any of the Co-Agents shall be required to keep itself informed as to the performance or observance by the Company of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Company or any of its Affiliates. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, neither the Agent nor any of the Co-Agents shall have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company or any of its Affiliates which may come into the possession of the Agent or any of the Co-Agents or any of their respective affiliates.

            10.07  Failure to Act. Except for action expressly required of the
                   --------------
Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liabilities and expenses which may be incurred by it by reason of taking or continuing to take any such action.

            10.08  Resignation or Removal of Agent. Subject to the appointment
                   -------------------------------
and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Company and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right, with the consent of the Company (which consent shall not be unreasonably withheld, but in any event shall not be required at any time when a Default has occurred and is continuing), to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which has an office in New York, New York and which has a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

            10.09  Agent's Office. The Agent acts initially through the New York
                   --------------
office of LTCB Trust Company, but may hereafter change the office at which it performs its functions as Agent to any other office of itself or any of its affiliates (including, without limitation, to any office of LTCB) by giving prompt subsequent notice to the Company and the Banks.

            10.10  Co-Agents. None of the Co-Agents, in their respective
                   ---------
capacities as such, shall have any duties, liabilities or other obligations under this Agreement or any of the Notes.

            Section 11  Miscellaneous.
                        -------------

            11.01  Waiver. No failure on the part of the Agent or any Bank to
                   ------
exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Notes shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Notes preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            11.02  Notices. All notices and other communications provided for
                   -------
herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the Notes) shall be given or made by telex, telecopy, telegraph, cable or in writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided that any such communication which is not
                           --------
received during normal business hours of the recipient shall be deemed to be duly given at the opening of business on its next business day. Except as otherwise provided in this Agreement, all notices and other communications by or to the Company shall be given by or to (as the case may be) the Manager on behalf of the Company.

            11.03  Expenses. Whether or not any Loan is made hereunder, the
                   --------
Company agrees, promptly upon request by the Agent or any Bank therefor from time to time, to pay or reimburse the Agent and each Bank for paying:

                   (a) all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of Christy & Viener, special New York counsel to the Agent, and of all other outside counsels to the Agent and the Banks) in connection with the preparation, execution and delivery of this Agreement and the Notes and the making of the Loans hereunder and the consummation of the transactions contemplated hereby and thereby, and any costs or expenses of the Agent in connection with the syndication of this Agreement (whether before or after the date of the initial borrowing hereunder);

                   (b) all reasonable out-of-pocket costs and expenses of the Agent and each Bank in connection with (i) any amendment, modification or waiver of any of the terms of this Agreement or the Notes, or (ii) the enforcement of or exercise or preservation of any rights of the Agent or such Bank under this Agreement or the Notes (including, without limitation, the reasonable fees and expenses of all outside counsels to the Agent or such Bank and all court costs);

                   (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in any jurisdiction in respect of this Agreement or the Notes or any other document referred to herein; and

                   (d) all normal administrative costs and expenses of the Agent incident to the performance of its agency duties hereunder.

The Company hereby further agrees to indemnify the Agent and each Bank and its respective directors, officers, employees, counsels and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by the Company or any of its Affiliates of the proceeds of the Loans or any Environmental Claim or any claim arising out of (i) any violation or alleged violation of any Environmental Law, Health Law or Environmental License, (ii) the presence, handling, use, transportation or disposal, or allegation thereof, of Hazardous Materials, (iii) the imposition of Environmental Liabilities on the Company or any of its Subsidiaries, in each case including, without limitation, the reasonable fees and expenses of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred solely by reason of the gross negligence or willful misconduct of the Person to be indemnified).

            11.04  Amendments. Any provision of this Agreement may be modified,
                   ----------
amended or waived, but only in writing signed by the Company and the Required Banks; provided, that any modification, amendment or waiver that would (a) extend the date fixed for the payment of principal of or interest on any of the Loans or any other amounts payable hereunder or under the Notes, (b) reduce any payment of principal of or interest on any of the Loans or any other amounts payable hereunder or under the Notes, (c) reduce the rate at which interest is payable hereunder or under the Notes, (d) increase the amount of any Bank's Commitment, or (e) change this Section 11.04 or the definition of "Required Banks" in Section 1.01 hereof or otherwise change the number of parties hereto whose approval or consent is necessary for any modification, amendment or waiver of any of the terms of, or any other action under, this Agreement or the Notes, shall be in writing signed by the Company, the Agent and all of the Banks. The Agent or any Bank may grant or withhold its consent to any requested modification, amendment or waiver at its sole discretion, and provided, further,
                                                              --------  -------
that any modification, amendment or waiver that would affect the rights, duties or liabilities of the Agent shall require the prior written consent of the Agent.

            11.05  Successors and Assigns. This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            11.06  Assignments and Participations.
                   ------------------------------

            (a) The Company may not assign its rights or obligations hereunder or under the Notes without the prior written consent of the Agent and all of the Banks.

            (b) Any Bank may assign to any bank or other financial institution all or any portion of its Commitment, Loans or Notes with the prior written consent of the Company and the Agent (which consent in either case shall not be unreasonably withheld or delayed), except that no such consent shall be required for an assignment to another Bank or to an affiliate of any Bank or to any Federal Reserve Bank; provided, that any assignment of less than the full
                          --------
Commitment, Loans or Notes held by a Bank shall be in an aggregate principal amount of not less than $10,000,000, except that no such requirement shall apply to an assignment to another Bank or to an affiliate of any Bank or to any Federal Reserve Bank. Any such assignment shall be effected pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit C hereto (each an "Assignment and Assumption Agreement").
                                       -----------------------------------
Prior and as a condition precedent to the effectiveness of any such assignment (including, without limitation, an assignment by a Bank to its own affiliate, but excluding an assignment to another Bank or to any Federal Reserve Bank), the Agent shall have received for its own account a non-refundable recordation fee of $3,000. Each assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment), the obligations, rights and benefits of a "Bank" hereunder holding the Commitment and Loans (or portions thereof) assigned to it.

            By entering into an Assignment and Assumption Agreement, the assignor shall be deemed to have represented and warranted to the assignee thereunder that: (1) such assignor has full power and authority, and has taken all action necessary, to execute and deliver such Assignment and Assumption Agreement and any other documents contemplated thereby, to fulfill its obligations thereunder and to fully consummate the transactions contemplated thereby, and that no governmental or other consents are necessary in connection with the foregoing, (2) such Assignment and Assumption Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and that it is not in breach of any of its obligations under this Agreement, (3) such assignor owns, and is assigning, the Loans that are the subject of such Assignment and Assumption Agreement free and clear or all adverse claims. Such assignor shall not be deemed to have made any other representation or warranty with respect to any statements, warranties or representations made in or in connection with this Agreement, the Notes or any other documents contemplated hereby or the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any thereof and shall not be deemed to have made any representation or warranty as to the financial condition of the Company or any of its Subsidiaries or any of the Partners or Consolidated or the performance or observance by the Company or any of the Partners or Consolidated of any of their respective obligations under this Agreement, the Notes or any other document.

            By entering into such Assignment and Assumption Agreement the assignee shall be deemed to have represented, warranted, acknowledged and affirmed to the assignor thereunder that: (i) it has full power and authority, and has taken all action necessary, to execute and deliver such Assignment and Assumption Agreement and any other documents contemplated thereby, to fulfill its obligations thereunder and to consummate the transactions contemplated thereby, and that no governmental or other consents are necessary in connection with the foregoing, (ii) that such Assignment and Assumption Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, (iii) it has received copies of this Agreement, the Note held by the assignor, the financial statements most recently delivered by the Company pursuant to this Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision with respect to its participation in the transactions contemplated hereby, (iv) it will continue to make its own credit and other decisions with respect to taking or not taking any action under this Agreement independent of and without reliance upon the Agent, the Co-Agents, such assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time.

            (c) Any Bank may sell to one or more other banks or financial institutions a participation in all or any part of its Commitment, Loans and Notes. Such Bank shall remain responsible for its performance under this Agreement, shall remain the holder of its Note for all purposes under this Agreement, and the Agent and the Company shall continue to deal solely and directly with such Bank, in connection with such Bank's rights and obligations under this Agreement. Such Bank shall be entitled to collect on behalf of its participant and pass through to such participant payment of all costs, expenses, indemnities and other amounts provided by Sections 5.01, 5.04, 5.05 and 11.03 hereof calculated as if such participant were a "Bank" hereunder and a direct lender to the Company, provided that no participant shall be entitled to receive
                       --------
any greater payment pursuant to Section 5.01 or 5.05 hereof than the Bank selling such participant's participation would have been entitled to receive with respect to the rights subject to the relevant participation. The participant also shall have all rights under Section 8.01 hereof as if such participant were a "Bank" holding a "Loan" to the Company. The participant's rights against the Bank selling such participant's participation in respect of such participation shall be those set forth in the agreement (the "Participation
                                                                   -------------
Agreement") executed by such Bank in favor of such participant. In no event
---------
shall a Bank grant a participation that conveys to the participant the right to vote under this Agreement, except that a Bank may agree in the Participation Agreement that it will not, without the consent of the participant, agree to (i) the extension of any date fixed for the payment of principal of or interest on the Loans or under the Notes held by such Bank, (ii) the reduction of any payment of principal of the Loans or the Notes held by such Bank, or (iii) the reduction of the rate at which interest is payable thereon to a level below the rate at which the participant is entitled to receive interest or fee (as the case may be) in respect of such participation.

            (d) Any Bank may furnish any information concerning the Company or any of its Subsidiaries or Partners or Consolidated, or any of their respective Affiliates, in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

            (e) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.06, any Bank may assign or pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank, as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System or any operating circular issued by such Federal Reserve Bank or otherwise.

            11.07  Survival. Without limiting the survival of any other
                   --------
provisions of this Agreement or the Notes, the obligations of the Company under Sections 5.01, 5.04, 5.05 and 11.03 hereof and of the Banks under Section 10.05 hereof shall survive the repayment of the Loans and the termination of the Commitments.

            11.08  Captions. Captions and section headings appearing herein are
                   --------
included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            11.09  Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

            11.10  Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED
                   -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            11.11  JURISDICTION AND SERVICE OF PROCESS. (A) ANY SUIT, ACTION OR
                   -----------------------------------
      PROCEEDING AGAINST THE COMPANY WITH RESPECT TO THIS AGREEMENT, THE LOANS OR THE NOTES OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NORTH CAROLINA OR IN THE STATE OF SOUTH CAROLINA (COLLECTIVELY, THE "SUBJECT
                                                                     -------
      COURTS"), AS THE AGENT OR ANY BANK MAY ELECT IN ITS SOLE DISCRETION AND
      ------
      THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF THE SUBJECT COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION, PROCEEDING OR JUDGMENT. THE COMPANY HEREBY AGREES THAT SERVICE OF ALL WRITS, PROCESS AND SUMMONSES IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN THE STATE OF NEW YORK MAY BE MADE UPON CT CORPORATION SYSTEM (THE "NEW YORK PROCESS AGENT"), CURRENTLY LOCATED AT 1633 BROADWAY, NEW
            ----------------------
      YORK, NEW YORK 10019. THE COMPANY HEREBY IRREVOCABLY APPOINTS THE NEW YORK PROCESS AGENT AS ITS AGENT TO ACCEPT SERVICE OF ANY AND ALL SUCH WRITS, PROCESS AND SUMMONSES, AND AGREES THAT THE FAILURE OF SUCH PROCESS AGENT TO GIVE NOTICE OF ANY SUCH SERVICE TO THE COMPANY SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT BASED THEREON. THE COMPANY HEREBY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN ANY OF THE SUBJECT COURTS BY THE MAILING THEREOF BY THE AGENT OR ANY BANK BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY ADDRESSED AS PROVIDED IN SECTION 11.02 HEREOF. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE AGENT OR ANY BANK TO SERVE ANY WRITS, PROCESS

      OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO BRING PROCEEDINGS AGAINST THE COMPANY IN ANY COMPETENT COURT OF ANY OTHER JURISDICTION OR JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

            (B) THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO TRIAL BY JURY IN, AND ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF, ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY NOTE BROUGHT IN ANY OF THE SUBJECT COURTS, AND HEREBY FURTHER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY OF THE SUBJECT COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            11.12  Severability. Any provision of this Agreement or the Notes
                   ------------
that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            11.13  Waiver of Stay or Extension Law. The Company covenants (to
                   -------------------------------
the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement or the Notes; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Agent or any Bank, but will suffer and permit the execution of every such power as though no such law had been enacted.

            The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                 PIEDMONT COCA-COLA BOTTLING PARTNERSHIP, a
                                   Delaware general partnership,

                                 By: COCA-COLA BOTTLING CO. CONSOLIDATED, a
                                 Delaware corporation, being the Manager of the Company, duly authorized for these purposes by each of the general partners of the Company

                                 By /s/ BRENDA B. JACKSON
                                    -------------------------------------------
                                    Title: VP & TREASURER

                                 Address for Notices:

                                 c/o Coca-Cola Bottling Co. Consolidated
                                 1900 Rexford Road
                                 Charlotte, NC 28231-1487
                                 Attention: Brenda Jackson, Vice President and Treasurer
                                 Telephone No.: (704) 551-4565
                                 Telecopier No.: (704) 551-4451

                                 with a copy to:
                                 --------------

                                 Witt, Gaither & Whitaker
                                 1100 American National Bank Building
                                 Chattanooga, Tennessee 37402-2606
                                 Attention: Geoffrey G. Young, Esq.
                                 Telephone No.: (423) 265-8881
                                 Telecopier No.: (423) 266-4138

                                        LTCB TRUST COMPANY, as Agent


                                        By /s/ John A. Krob
                                          --------------------------------------
                                          Title: SVP

                                        Address for Notices:

                                        165 Broadway
                                        New York, New York 10006
                                        Telex No.: 425722 LTCB UI
                                        Telecopier No.: (212) 608-3081
                                        Telephone No.: (212) 355-4854
                                        Attention: Winston Brown

                                        with a copy to:
                                        --------------

                                        The Long-Term Credit Bank of Japan, Ltd.
                                        245 Peachtree Center Avenue, N.E.
                                        Suite 2801
                                        Atlanta, Georgia 30303
                                        Telecopier No.: (404) 658-9751
                                        Telephone No.: (404) 659-7210
                                        Attention: Ms. Rebecca Silbert

                                          CREDIT LYONNAIS ATLANTA AGENCY,
                                           as Co-Agent


                                          By /s/ DAVID M. CAWRSE
                                             -----------------------------------
                                             David M. Cawrse
                                             Title: Vice President

                                          DEUTSCHE BANK AG, NEW YORK BRANCH,
                                           as Co-Agent


                                          By /s/ Stephan A. Weidemann
                                             -----------------------------------
                                             Stephan A. Weidemann
                                             Title: Vice President


                                          By /s/ Thomas A. Foley
                                             -----------------------------------
                                             Thomas A. Foley
                                             Title: Assistant Vice President

                                          DG BANK DEUTSCHE
                                           GENOSSENSCHAFTSBANK, CAYMAN
                                           ISLANDS BRANCH, as Co-Agent


                                          By /s/ William J.Bartlett
                                             -----------------------------------
                                             Title: AVP


                                          By /s/ Bobby Ryan Oliver
                                             -----------------------------------
                                             Title: AVP

                                          THE INDUSTRIAL BANK OF JAPAN,
                                           LIMITED, ATLANTA AGENCY, as Co-Agent


                                          By /s/ Shusai Nagai
                                             -----------------------------------
                                             Shusai Nagai
                                             General Manager

$ 25,000,000                            LTCB TRUST COMPANY, as lender


                                        By /s/ John A. Krob
                                           -----------------------------------
                                           Title: Senior Vice President

                                        Lending Office (LIBOR):

                                        165 Broadway
                                        New York, New York 10006

                                        Lending Office (Base Rate):

                                        165 Broadway
                                        New York, New York 10006

                                        Address for Notices:

                                        165 Broadway
                                        New York, New York 10006
                                        Telex No.: 425722 LTCB UI
                                        Telecopier No.: (212) 608-3081
                                        Telephone No.: (212) 335-4854
                                        Attention: Winston Brown

                                        with a copy to:
                                        --------------

                                        The Long-Term Credit Bank of Japan, Ltd.
                                        245 Peachtree Center Avenue, N.E.
                                        Suite 2801
                                        Atlanta, Georgia 30303
                                        Telecopier No.: (404) 658-9751
                                        Telephone No.: (404) 659-7210
                                        Attention: Ms. Rebecca Silbert

$ 17,000,000                              THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, ATLANTA AGENCY, as lender


                                          By /s/ Shusai Nagai
                                             -----------------------------------
                                             Shusai Nagai
                                             Title: General Manager

                                          Lending Office (LIBOR):

                                          One Ninety One Peachtree Tower
                                          - Suite 3600
                                          191 Peachtree Street, N.E.
                                          Atlanta, Georgia 30303-1757

                                          Lending Office (Base Rate):

                                          One Ninety One Peachtree Tower
                                          - Suite 3600
                                          191 Peachtree Street, N.E.
                                          Atlanta, Georgia 30303-1757

                                          Address for Notices:

                                          One Ninety One Peachtree Tower
                                          - Suite 3600
                                          191 Peachtree Street, N.E.
                                          Atlanta, Georgia 30303-1757

                                          For Credit Matters:
                                          ------------------
                                          Telecopier No.: (404) 420-3325
                                          Telephone No.: (404) 524-8509
                                          Attention: Jackie Brunetto

                                          For Operations Matter:
                                          ---------------------
                                          Telecopier No.: (404) 420-3307
                                          Telephone No.: (404) 577-6818
                                          Attention: Tracy Tull

$ 17,000,000                              DEUTSCHE BANK AG, NEW YORK
                                          BRANCH AND/OR CAYMAN ISLANDS BRANCH


                                          By /s/ STEPHAN A. WIEDEMANN
                                             -----------------------------------
                                             Stephan A. Wiedemann
                                             Title: Vice President


                                          By /s/ THOMAS A. FOLEY
                                             -----------------------------------
                                             Thomas A. Foley
                                             Title: Assistant Vice President


                                          Lending Office (LIBOR):

                                          Cayman Islands Branch
                                          c/o Deutsche Bank AG
                                          New York Branch
                                          31 West 52nd Street
                                          New York, New York 10019

                                          Lending Office (Base Rate):

                                          New York Branch
                                          31 West 52nd Street
                                          New York, New York 10019

                                          Address for Notices:

                                          31 West 52nd Street
                                          New York, New York 10019
                                          Attention: FCP

                                          Telecopier No.: (212) 474-8212
                                          Telephone No.: (212) 474-8663
                                          Attention: Stephan Wiedemann

$ 17,000,000                              DG BANK DEUTSCHE
                                          GENOSSENSCHAFTSBANK, CAYMAN
                                          ISLANDS BRANCH, as lender


                                          By /s/ WILLIAM J. BARTLETT
                                             -----------------------------------
                                             Title: Assistant Vice President


                                          By /s/ Bobby Ryan Oliver
                                             -----------------------------------
                                             Title: Assistant Vice President


                                          Lending Office (LIBOR):

                                          609 Fifth Avenue
                                          New York, New York 10017

                                          Lending Office (Base Rate):

                                          609 Fifth Avenue
                                          New York, New York 10017

                                          Address for Notices:

                                          For Credit Matters:
                                          ------------------

                                          1 Peachtree Center, Suite 2900
                                          303 Peachtree Street, N.E.
                                          Atlanta, Georgia 30308
                                          Telecopier No.: (404) 524-4006
                                          Telephone No.: (404) 524-3966
                                          Attention: William Bartlett

                                          For Operations Matters:
                                          ----------------------

                                          609 Fifth Avenue
                                          New York, New York 10017
                                          Telecopier No.: (212) 745-1556/1550
                                          Telephone No.: (212) 745-1564
                                          Attention: Trevor Brooks

$ 17,000,000                              CREDIT LYONNAIS ATLANTA AGENCY,
                                           as lender


                                          By /s/ DAVID M. CAWRSE
                                             -----------------------------------
                                             David M. Cawrse
                                             Title: Vice President


                                          Lending Office (LIBOR):

                                          303 Peachtree Street, N.E.
                                          Suite 4400
                                          Atlanta, Georgia 30308

                                          Lending Office (Base Rate):

                                          303 Peachtree Street, N.E.
                                          Suite 4400
                                          Atlanta, Georgia 30308

                                          Address for Notices:

                                          303 Peachtree Street, N.E.
                                          Suite 4400
                                          Atlanta, Georgia 30308

                                          For Credit Matters:
                                          ------------------

                                          Telecopier No. (404) 584-5249
                                          Telephone No. (404) 524-3700
                                          Attention: Mr. David J. Edge

                                          For Operations Matters:
                                          ----------------------

                                          Telecopier No.: (404) 584-5249
                                          Telephone No.: (404) 524-3700
                                          Attention: Ms. Lisa Dawson

$ 12,500,000                              THE SAKURA BANK, LIMITED, ATLANTA
                                          AGENCY, as lender


                                          By /s/ Hiroyasu Imanishi
                                             -----------------------------------
                                             Title: V.P. and Senior Manager

                                          Lending Office (LIBOR):

                                          245 Peachtree Center Avenue, N.E.
                                          Suite 2703
                                          Atlanta, Georgia 30303

                                          Lending Office (Base Rate):

                                          245 Peachtree Center Avenue, N.E.
                                          Suite 2703
                                          Atlanta, Georgia 30303

                                          Address for Notices:
                                          -------------------

                                          245 Peachtree Center Avenue, N.E.
                                          Suite 2703
                                          Atlanta, Georgia 30303

                                          For Credit Matters:
                                          ------------------

                                          Telecopier No.: (404) 521-1133
                                          Telephone No.: (404) 521-3111
                                          Attention: Hutch Corbett

                                          For Operations Matters:
                                          ----------------------
                                          Telecopier No.: (404) 521-1133
                                          Telephone No.: (404) 521-3111
                                          Attention: Christy Joel

$ 12,500,000                             THE TOKAI BANK, LIMITED, ATLANTA
                                         AGENCY, as lender


                                         By
                                            -----------------------------------
                                            Title: Deputy General Manage & SVP


                                         Lending Office (LIBOR):

                                         285 Peachtree Center Avenue, N.E.
                                         Marquis II Tower, Suite 2802
                                         Atlanta, Georgia 30303

                                         Lending Office (Base Rate):

                                         285 Peachtree Center Avenue, N.E. .
                                         Marquis II Tower, Suite 2802
                                         Atlanta, Georgia 30303

                                         Address for Notices:
                                         -------------------

                                         285 Peachtree Center Avenue, N.E.
                                         Marquis II Tower, Suite 2802
                                         Atlanta, Georgia 30303

                                         For Credit Matters:
                                         ------------------
                                         Telecopier No.: (404) 653-0737
                                         Telephone No.. (404) 880-4602
                                         Attention: Ted Steinkamp, Jr.

                                         For Operations Matters:
                                         ----------------------
                                         Telecopier No.: (404) 653-0737
                                         Telephone No.: (404) 880-4623
                                         Attention: Lisa Masisak, U.S. Corporate
                                           Loans Administrator

$ 12,000,000                              CREDIT SUISSE, as lender


                                          By /s/ JAN KOFOL
                                             -----------------------------------
                                             Jan Kofol
                                             Title: Member of Senior Management

                                                     /s/ KRISTINN R. KRISTINSSON
                                                     ---------------------------
                                                     Kristinn R. Kristinsson
                                                     Associate

                                          Lending Office (LIBOR):

                                          12 East 49th Street
                                          New York, New York 10017

                                          Lending Office (Base Rate):

                                          12 East 49th Street
                                          New York, New York 10017

                                          Address for Notices:

                                          For Credit Matters:
                                          ------------------
                                          191 Peachtree Street, N.E.
                                          Suite 3500
                                          Atlanta, Georgia 30303-1757
                                          Telecopier No.: (404) 577-9029
                                          Telephone No.: (404) 577-6100
                                          Attention: R.N. Finney

                                          For Operations Matters:
                                          ----------------------
                                          12 East 49th Street
                                          New York, New York 10017
                                          Telecopier No.: (212) 238-5246
                                          Telephone No.: (212) 238-5218
                                          Attention: Hazel Leslie

                                          with a copy to:
                                          --------------

                                          191 Peachtree Street, N.E.
                                          Suite 3500
                                          Atlanta, Georgia 30303-1757
                                          Telecopier No.: (404) 577-9029
                                          Telephone No.: (404) 577-6100
                                          Attention:. Pamela Meyers

$ 11,500,000                              THE FUJI BANK LIMITED, ATLANTA
                                          AGENCY, as lender


                                          By /s/ T. MITSUI
                                             -----------------------------------
                                             Toshiro Mitsui
                                             Title: Vice President and Manager

                                          Lending Office (LIBOR):

                                          Marquis One Tower, Suite, 2100
                                          245 Peachtree Center Avenue, N.E.
                                          Atlanta, Georgia 30303

                                          Lending Office (Base Rate):

                                          Marquis One Tower, Suite 2100
                                          245 Peachtree Center Avenue, N.E.
                                          Atlanta, Georgia 30303

                                          Address for Notices:

                                          Marquis One Tower, Suite 2100
                                          245 Peachtree Center Avenue, N.E.
                                          Atlanta, Georgia 30303

                                          For Credit Matters:
                                          ------------------
                                          Telecopier No.: (404) 653-2119
                                          Telephone No.: (404) 215-3314
                                          Attention: David Hart

                                          For Operations Matters:
                                          ----------------------
                                          Telecopier No.: (404) 653-2119
                                          Telephone No: (404) 215-3304
                                          Attention: Connie Fowls

$ 11,500,000                              SOCIETE GENERALE, as lender


                                          By /s/ Ralf Saheb
                                             -----------------------------------
                                             Title: Vice President


                                          Lending Office (LIBOR):

                                          2001 Ross Avenue, Suite 4800
                                          Dallas, Texas 75201

                                          Lending Office (Base Rate):

                                          2001 Ross Avenue, Suite 4800
                                          Dallas, Texas 75201

                                          Address for Notices:

                                          For Credit Matters:
                                          ------------------

                                          303 Peachtree Street, N.E.
                                          Suite 3840
                                          Atlanta, Georgia 30308
                                          Telecopier No.: (404) 865-7419
                                          Telephone No.: (404) 865-7414
                                          Attention: Jerome Jacques

                                          For Operations Matters:
                                          ----------------------
                                          2001 Ross Avenue
                                          Suite 4800
                                          Dallas, Texas 75201
                                          Telecopier No.: (214) 754-2171
                                          Telephone No.: (214) 979-2758
                                          Attention: Meredith Carlisle

$ 11,500,000                              WACHOVIA BANK OF NORTH CAROLINA,
                                          N.A., as lender


                                          By /s/ CHRISTOPHER L. FINCHER
                                             -----------------------------------
                                             Christopher L. Fincher
                                             Title: Vice President

                                          Lending Office (LIBOR):

                                          400 South Tryon Street
                                          Charlotte, North Carolina 28202

                                          Lending Office (Base Rate):

                                          400 South Tryon Street
                                          Charlotte, North Carolina 28202

                                          Address for Notices:

                                          400 South Tryon Street
                                          Charlotte, North Carolina 28202

                                          For Credit Matters:
                                          ------------------
                                          Telecopier No.: (704) 378-5035
                                          Telephone No.: (704) 378-5702
                                          Attention: Christopher L. Fincher

                                          For Operations Matters:
                                          ----------------------
                                          Telecopier No.: (704) 378-5035
                                          Telephone No.: (704) 378-5204
                                          Attention: Sue Crawford

$ 11,500,000                              KREDIETBANK N.V., GRAND CAYMAN BRANCH,
                                           as lender


                                          By /s/ ROBERT SNAUFFER
                                             -----------------------------------
                                             Robert Snauffer
                                             Title: Vice President


                                          By /s/ TOD R. ANGUS
                                             -----------------------------------
                                             Tod R. Angus
                                             Title: Vice President

                                          Lending Office (LIBOR):

                                          Grand Cayman Branch
                                          c/o New York Branch
                                          125 West 55thh Street
                                          New York, New York 10019

                                          Lending Office (Base Rate):

                                          Grand Cayman Branch
                                          c/o New York Branch
                                          125 West 55th Street
                                          New York, New York 10019

                                          Address for Notices:

                                          For Credit Matters:
                                          ------------------
                                          Atlanta Representative Office
                                          1349 West Peachtree Street, Suite 1750
                                          Atlanta, Georgia 30309
                                          Telecopier No.: (404) 876-3212
                                          Telephone No.: (404) 876-2556
                                          Attention: Kojo J. Asakura

                                          For Operations. Matters:
                                          -----------------------
                                          Grand Cayman Branch
                                          c/o New York Branch
                                          125 West 55th Street
                                          New York, New York 10019
                                          Telecopier No.: (212) 956-5580
                                          Telephone No.: (212) 541-0657/0658
                                          Attention: Lynda Resuma/Mayra Ramirez
                                                     Loan Administration

$ 11,500,000                              THE DAI-ICHI KANGYO BANK, LIMITED,
                                          ATLANTA AGENCY, as lender


                                          By /s/ Toshiaki Kurihara
                                             -----------------------------------
                                             Title: Joint General Manager

                                          Lending Office (LIBOR):

                                          Atlanta Agency
                                          Marquis Two Tower, Suite 2400
                                          285 Peachtree Center Avenue, N.E.
                                          Atlanta, Georgia 30303

                                          Lending Office (Base Rate):

                                          Atlanta Agency
                                          Marquis Two Tower, Suite 2400
                                          285 Peachtree Center Avenue, N.E.
                                          Atlanta, Georgia 30303

                                          Address for Notices:

                                          Atlanta Agency
                                          Marquis Two Tower, Suite 2400
                                          285 Peachtree Center Avenue, N.E.
                                          Atlanta, Georgia 30303
                                          Telecopier No.. (404) 581-9657
                                          Telephone No.: (404) 581-0200
                                          Attention: Patrick J. Tracy,
                                          First Vice President

                                          Second Contact:

                                          Telecopier No.: (404) 222-9556
                                          Telephone No.: (404) 581-0200
                                          Attention: Dina Roach

$ 7,500,000                           COMMERZBANK AG, ATLANTA AGENCY,
                                      as lender


                                      By /s/ ANDREAS K. BREMER
                                         -----------------------------------
                                         Andreas K. Bremer
                                         Title: Senior Vice President
                                                and Manager


                                                    /s/ ERIC R. KAGERER
                                                    ------------------------
                                                    Eric R. Kagerer
                                                    Assistant Vice President

                                      Lending Office (LIBOR):

                                      Promenade Two, Suite 3500
                                      1230 Peachtree Street, N.E.
                                      Atlanta, Georgia 30309

                                      Lending Office (Base Rate):

                                      Promenade Two, Suite 3500
                                      1230 Peachtree Street, N.E.
                                      Atlanta, Georgia 30309

                                      Address for Notices:

                                      For Credit Matters:
                                      ------------------
                                      Promenade Two, Suite 3500
                                      1230 Peachtree Street, N.E.
                                      Atlanta, Georgia 30309
                                      Telecopier No.: (404) 888-6539
                                      Telephone No.: (404) 888-6517
                                      Attention: Eric Kagere, Corporate Banking

                                      For Operations Matters:
                                      ----------------------
                                      Commerzbank AG New York Branch
                                      2 World Financial Center
                                      New York, New York 10281
                                      Telecopier No.: (212) 266-7593
                                      Telephone No.: (212) 266-7345
                                      Attention: Gabriela Schmidtchen